                                                                 EXHIBIT 10.1

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                                CREDIT AGREEMENT


                           DATED AS OF MAY 15, 1996,


                                     AMONG


                            RENTX INDUSTRIES, INC.,


                                  THE LENDERS
                                 PARTY HERETO,


                                      AND


                         HARRIS TRUST AND SAVINGS BANK,
                           INDIVIDUALLY AND AS AGENT




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


                               TABLE OF CONTENTS



SECTION                          DESCRIPTION                                PAGE
SECTION 1.      THE CREDITS. ...............................................  1

   Section 1.1.    Revolving Credit. .......................................  1
   Section 1.2.    Revolving Credit Loans. .................................  1
   Section 1.3.    Term Credit. ............................................  2
   Section 1.4.    Manner and Disbursement of Loans. .......................  3

SECTION 2.      INTEREST AND CHANGE IN CIRCUMSTANCES. ......................  4

   Section 2.1.    Interest Rate Options. ..................................  4
   Section 2.2.    Minimum LIBOR Portion Amounts. ..........................  5
   Section 2.3.    Computation of Interest. ................................  5
   Section 2.4.    Manner of Rate Selection. ...............................  5
   Section 2.5.    Change of Law. ..........................................  5
   Section 2.6.    Unavailability of Deposits or Inability to
                     Ascertain Adjusted LIBOR. .............................  6
   Section 2.7.    Taxes and Increased Costs. ..............................  6
   Section 2.8.    Change in Capital Adequacy Requirements. ................  7
   Section 2.9.    Funding Indemnity .......................................  7
   Section 2.10.   Lending Branch. .........................................  8
   Section 2.11.   Discretion of Lenders as to Manner of Funding. ..........  8

SECTION 3.      FEES, PREPAYMENTS, TERMINATIONS, AND APPLICATIONS. .........  8

   Section 3.1.    Fees. ...................................................  8
   Section 3.2.    Voluntary Prepayments. ..................................  9
   Section 3.3.    Mandatory Prepayments. .................................. 10
   Section 3.4.    Terminations. ........................................... 10
   Section 3.5.    Place and Application of Payments. ...................... 10
   Section 3.6.    Notations. .............................................. 11

SECTION 4.      COLLATERAL. ................................................ 12

   Section 4.1.    Generally ............................................... 12
   Section 4.2.    Liens on After Acquired Real Property ................... 12
   Section 4.3.    Further Assurances ...................................... 12


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

SECTION                          DESCRIPTION                                PAGE
SECTION 5.      DEFINITIONS; INTERPRETATION. ............................... 13

   Section 5.1.    Definitions. ............................................ 13
   Section 5.2.    Interpretation. ......................................... 24

SECTION 6.      REPRESENTATIONS AND WARRANTIES. ............................ 24

   Section 6.1.    Organization and Qualification .......................... 24
   Section 6.2.    Subsidiaries ............................................ 24
   Section 6.3.    Corporate Authority and Validity of Obligations ......... 25
   Section 6.4.    Use of Proceeds; Margin Stock ........................... 25
   Section 6.5.    Financial Reports ....................................... 25
   Section 6.6.    No Material Adverse Change .............................. 26
   Section 6.7.    Full Disclosure ......................................... 26
   Section 6.8.    Good Title .............................................. 26
   Section 6.9.    Litigation and Other Controversies ...................... 26
   Section 6.10.   Taxes ................................................... 26
   Section 6.11.   Approvals ............................................... 26
   Section 6.12.   Affiliate Transactions .................................. 27
   Section 6.13.   Investment Company; Public Utility Holding Company ...... 27
   Section 6.14.   ERISA ................................................... 27
   Section 6.15.   Compliance with Laws .................................... 27
   Section 6.16.   Other Agreements ........................................ 28
   Section 6.17.   No Default .............................................. 28

SECTION 7.      CONDITIONS PRECEDENT ....................................... 28

   Section 7.1.    All Advances. ........................................... 28
   Section 7.2.    Initial Advance ......................................... 29

SECTION 8.      COVENANTS .................................................. 30

   Section 8.1.    Maintenance of Business ................................. 30
   Section 8.2.    Maintenance of Properties ............................... 30
   Section 8.3.    Taxes and Assessments ................................... 31
   Section 8.4.    Insurance ............................................... 31
   Section 8.5.    Financial Reports ....................................... 31
   Section 8.6.    Inspection .............................................. 33
   Section 8.7.    Rental Inventory Leases ................................. 33
   Section 8.8.    Store Leases ............................................ 33
   Section 8.9.    Senior Funded Debt to Annualized EBITDA ................. 33
   Section 8.10.   Actual EBITDA ........................................... 33
   Section 8.11.   Overhead to Revenue Ratio ............................... 34
   Section 8.12.   Store Openings .......................................... 34

SECTION                          DESCRIPTION                                PAGE
   Section 8.13.   Indebtedness for Borrowed Money ......................... 34
   Section 8.14.   Liens ................................................... 34
   Section 8.15.   Investments, Loans, Advances and Guaranties ............. 35
   Section 8.16.   Acquisitions ............................................ 36
   Section 8.17.   Mergers, Consolidations and Sales ....................... 37
   Section 8.18.   Maintenance of Subsidiaries ............................. 37
   Section 8.19.   Dividends and Certain Other Restricted Payments ......... 37
   Section 8.20.   Subordinated Debt ....................................... 38
   Section 8.21.   ERISA ................................................... 38
   Section 8.22.   Compliance with Laws .................................... 38
   Section 8.23.   Burdensome Contracts With Affiliates .................... 38
   Section 8.24.   No Changes in Fiscal Year ............................... 39
   Section 8.25.   Formation of Subsidiaries ............................... 39
   Section 8.26.   Change in the Nature of Business ........................ 39
   Section 8.27.   BACE Management Agreement ............................... 39

SECTION 9.      EVENTS OF DEFAULT AND REMEDIES ............................. 39

   Section 9.1.    Events of Default. ...................................... 39
   Section 9.2.    Non-Bankruptcy Defaults. ................................ 42
   Section 9.3.    Bankruptcy Defaults ..................................... 42

SECTION 10.     THE AGENT .................................................. 42

   Section 10.1.   Appointment and Authorization. .......................... 42
   Section 10.2.   Rights as a Lender ...................................... 43
   Section 10.3.   Standard of Care ........................................ 43
   Section 10.4.   Costs and Expenses ...................................... 44
   Section 10.5.   Indemnity ............................................... 44

SECTION 11.     MISCELLANEOUS. ............................................. 44

   Section 11.1.   Withholding Taxes ....................................... 44
   Section 11.2.   Non-Business Days. ...................................... 45
   Section 11.3.   No Waiver, Cumulative Remedies. ......................... 45
   Section 11.4.   Waivers, Modifications and Amendments ................... 46
   Section 11.5.   Costs and Expenses ...................................... 46
   Section 11.6.   Documentary Taxes. ...................................... 47
   Section 11.7.   Survival of Representations. ............................ 47
   Section 11.8.   Survival of Indemnities. ................................ 47
   Section 11.9.   Participations .......................................... 47
   Section 11.10.  Assignment Agreements ................................... 47


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

SECTION                          DESCRIPTION                                PAGE
   Section 11.11.  Notices ................................................. 48
   Section 11.12.  Construction ............................................ 49
   Section 11.13.  Headings ................................................ 49
   Section 11.14.  Severability of Provisions. ............................. 49
   Section 11.15   Counterparts. ........................................... 49
   Section 11.16.  Entire Understanding .................................... 49
   Section 11.17.  Binding Nature, Governing Law, Etc ...................... 49
   Section 11.18.  Submission to Jurisdiction; Waiver of Jury Trial ........ 50

Signature .................................................................. 50


Exhibit A - Revolving Credit Note
Exhibit B - Term Note
Exhibit C - Compliance Certificate
Schedule 6.2 - Subsidiaries

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                                CREDIT AGREEMENT

To each of the Lenders party hereto:

Ladies and Gentlemen:

     The undersigned, RentX Industries, Inc., a Delaware corporation (the "Company"), applies to you for your several commitments, subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, to extend credit to the Company, all as more fully hereinafter set forth.

SECTION 1. THE CREDITS.

     Section 1.1. Revolving Credit. (a) General Terms. Subject to the terms and conditions hereof, each Lender severally agrees to extend a revolving credit (the "Revolving Credit") to the Company which may be availed of by the Company from time to time during the period from and including the date hereof to but not including the Revolving Credit Termination Date, at which time the commitments of the Lenders to extend credit under the Revolving Credit shall expire. The maximum amount of the Revolving Credit which each Lender agrees to extend to the Company shall be as set forth opposite such Lender's signature hereto under the heading "Revolving Credit Commitment" or as otherwise provided in Section 11.10 hereof, as such amount may be reduced pursuant hereto. The Revolving Credit may be utilized by the Company in the form of Revolving Credit Loans, all as more fully hereinafter set forth; provided, however, that the aggregate principal amount of Revolving Credit Loans outstanding at any one time shall not exceed the lesser of (x) the Revolving Credit Commitments or (y) the Revolver Advance Limit as then determined and computed. During the period from and including the date hereof to but not including the Revolving Credit Termination Date, the Company may use the Revolving Credit Commitments by borrowing, repaying and reborrowing Revolving Credit Loans in whole or in part, all in accordance with the terms and conditions of this Agreement. The obligations of the Lenders hereunder are several and not joint, and no Lender shall under any circumstances be obligated to extend credit under the Revolving Credit in excess of its Revolving Credit Commitment.

     (b) Use of Proceeds. The Company shall use the proceeds of the Revolving Credit Loans solely for working capital purposes, including the purchase of rental inventory and covering costs of opening of Start-Up Stores, in each case in the ordinary course of business.

     Section 1.2. Revolving Credit Loans. Subject to the terms and conditions hereof, the Revolving Credit may be availed of by the Company in the form of loans (individually a "Revolving Credit Loan" and collectively the "Revolving Credit Loans"). Each Borrowing of Revolving Credit Loans shall be made ratably by the Lenders in accordance with their Percentages of the Revolving Credit Commitments. Each Borrowing of Revolving Credit Loans shall be in an amount of $25,000 or such greater amount which is an integral multiple of $1,000; provided, however, that a Borrowing of Revolving Credit Loans which bears interest with reference to the Adjusted LIBOR shall be in such greater amount as is required by Section 2 hereof. Each Borrowing of Revolving Credit Loans shall be further subject to the limitations contained in Section 1.1(b) above. All Revolving Credit Loans made by a Lender shall be made against and evidenced by a single Revolving Credit Note of the Company (individually a "Revolving Credit Note" and collectively the "Revolving Credit Notes") payable to the order of such Lender in the amount of its Revolving Credit Commitment, with each Revolving Credit Note to be in the form (with appropriate insertions) attached hereto as Exhibit A. Each Revolving Credit Note shall be dated the date of issuance thereof, be expressed to bear interest as set forth in Section 2 hereof, and be expressed to mature on the Revolving Credit Termination Date. Without regard to the principal amount of each Revolving Credit Note stated on its face, the actual principal amount at any time outstanding and owing by the Company on account thereof shall be the sum of all advances then or theretofore made thereon less all payments of principal actually received.

     Section 1.3. Term Credit. (a) General Terms. Subject to the terms and conditions hereof, each Lender severally agrees to make loans (individually a "Term Loan" and collectively the "Term Loans") to the Company in a cumulative amount not exceeding such Lender's commitment set forth opposite such Lender's signature hereto under the heading "Term Loan Commitment" or as otherwise provided in Section 11.10 hereof; provided, however, that notwithstanding anything herein to the contrary, (i) the aggregate amount of Term Loans outstanding at any one time shall not exceed the Term Credit Earnings Limit as then determined and computed and (ii) the aggregate cumulative amount of Term Loans made after the date hereof shall not exceed the Term Loan Commitments. There may be multiple Borrowings under the Term Loan Commitments which shall be made ratably by the Lenders in accordance with their Percentage of the Term Loan Commitments and which shall be made, if at all, before the Term Credit Termination Date, at which time the commitments of the Lenders to make Term Loans under the Term Loan Commitments shall expire. Each Borrowing of Term Loans shall be in a minimum amount of $1,000,000; provided, however, that a Borrowing of Term Loans which bears interest with reference to the Adjusted LIBOR shall be in such greater amount as is required by Section 2 hereof. Each Borrowing of Term Loans shall be further subject to the limitations contained in Section 1.3(b) below. All Term Loans made by each Lender to the Company shall be evidenced by a single Term Note of the Company (individually a "Term Note" and collectively the "Term Notes") payable to the order of such Lender in the amount of its Term Loan Commitment, with each Term Note to be in the form (with appropriate insertions) attached hereto as Exhibit B. Each Term Note shall be dated the date of issuance thereof, be expressed to bear interest as set forth in Section 2 hereof, and be expressed to mature on the Term Credit Termination Date. Without regard to the principal amount of each Term Note stated on its face, the actual principal amount at any time outstanding and owing by the Company on account thereof shall be the sum of all advances then or theretofore made thereon less all payments of principal actually received. No amount paid or prepaid on the Term Loans may be reborrowed.


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


     (b) Use of Proceeds. The Company shall use the proceeds of the Term Loans solely for Permitted Acquisitions. No Borrowing of Term Loans shall be permitted if after giving effect thereto, the aggregate principal amount of Term Loans made on a cumulative basis would exceed 60% of the aggregate cost, including closing costs, on a cumulative basis of all the Permitted Acquisitions closed on and at any time after the date hereof.

     Section 1.4. Manner and Disbursement of Loans. The Company shall give written or telephonic notice to the Agent (which notice shall be irrevocable once given and, if given by telephone, shall be promptly confirmed in writing) by no later than 11:00 a.m. (Chicago time) on the date the Company requests that any Borrowing of Loans be made to it under the Commitments, and the Agent shall promptly notify each Lender of the Agent's receipt of each such notice. Each such notice shall specify the date of the Borrowing of Loans requested (which must be a Business Day), the type of Loan being requested, and the amount of such Borrowing. Each Borrowing of Loans shall initially constitute part of the applicable Domestic Rate Portion except to the extent the Company has otherwise timely elected that such Borrowing, or any part thereof, constitute part of a LIBOR Portion as provided in Section 2 hereof. The Company agrees that the Agent may rely upon any written or telephonic notice given by any person the Agent in good faith believes is an Authorized Representative without the necessity of independent investigation and, in the event any telephonic notice conflicts with the written confirmation, such telephonic notice shall govern if the Agent and the Lenders have acted in reliance thereon. Not later than 1:00 p.m. (Chicago time) on the date specified for any Borrowing of Loans to be made hereunder, each Lender shall make the proceeds of its Loan comprising part of such Borrowing available to the Agent in Chicago, Illinois in immediately available funds. Subject to the provisions of Section 7 hereof, the proceeds of each Loan shall be made available to the Company at the principal office of the Agent in Chicago, Illinois, in immediately available funds, upon receipt by the Agent from each Lender of its Percentage of such Borrowing. Unless the Agent shall have been notified by a Lender prior to 1:00 p.m. (Chicago time) on the date a Borrowing is to be made hereunder that such Lender does not intend to make the proceeds of its Loan available to the Agent, the Agent may assume that such Lender has made such proceeds available to the Agent on such date and the Agent may in reliance upon such assumption make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender and the Agent has made such amount available to the Company, the Agent shall be entitled to receive such amount from such Lender forthwith upon the Agent's demand, together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Company and ending on but excluding the date the Agent recovers such amount at a rate per annum equal to the effective rate charged to the Agent for overnight federal funds transactions with member banks of the federal reserve system for each day as determined by the Agent (or in the case of a day which is not a Business Day, then for the preceding day). If such amount is not received from such Lender by the Agent immediately upon demand, the Company will, on demand, repay to the Agent the proceeds of such Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a LIBOR Portion, so that the Company will have no liability under
Section 2.9 hereof with respect to such payment.

SECTION 2. INTEREST AND CHANGE IN CIRCUMSTANCES.

     Section 2.1. Interest Rate Options. (a) Portions. Subject to the terms and conditions of this Section 2, portions of the principal indebtedness evidenced by the Notes (all of the indebtedness evidenced by Notes of the same type bearing interest at the same rate for the same period of time being hereinafter referred to as a "Portion") may, at the option of the Company, bear interest with reference to the Domestic Rate ("Domestic Rate Portions") or with reference to the Adjusted LIBOR ("LIBOR Portions"), and Portions may be converted from time to time from one basis to another. All of the indebtedness evidenced by Notes of the same type which is not part of a LIBOR Portion shall constitute a single Domestic Rate Portion. All of the indebtedness evidenced by Notes of the same type which bears interest with reference to a particular Adjusted LIBOR for a particular Interest Period shall constitute a single LIBOR Portion. Each Lender shall have a ratable interest in each Portion based on its Percentage. Anything contained herein to the contrary notwithstanding, the obligation of the Lenders to create, continue or effect by conversion any LIBOR Portion shall be conditioned upon the fact that at the time no Default or Event of Default shall have occurred and be continuing. The Company hereby promises to pay interest on each Portion at the rates and times specified in this
Section 2.

     (b) Domestic Rate Portion. Each Domestic Rate Portion shall bear interest at the rate per annum equal to the Domestic Rate as in effect from time to time, provided that if a Domestic Rate Portion or any part thereof is not paid when due (whether by lapse of time, acceleration or otherwise) such Portion shall bear interest, whether before or after judgment, until payment in full thereof at the rate per annum determined by adding 2% to the interest rate which would otherwise be applicable thereto from time to time. Interest on each Domestic Rate Portion shall be payable monthly in arrears on the last day of each month in each year (commencing June 30, 1996) and at maturity of the applicable Notes, and interest after maturity (whether by lapse of time, acceleration or otherwise) shall be due and payable upon demand. Any change in the interest rate on the Domestic Rate Portions resulting from a change in the Domestic Rate shall be effective on the date of the relevant change in the Domestic Rate.

     (c) LIBOR Portions. Each LIBOR Portion shall bear interest for each Interest Period selected therefor at a rate per annum determined by adding two and one-half percent (2-1/2%) to the Adjusted LIBOR for such Interest Period, provided that if any LIBOR Portion is not paid when due (whether by lapse of time, acceleration or otherwise) such Portion shall bear interest, whether before or after judgment, until payment in full thereof through the end of the Interest Period then applicable thereto at the rate per annum determined by adding 2% to the interest rate which would otherwise be applicable thereto, and effective at the end of such Interest Period such LIBOR Portion shall automatically be converted into and added to the applicable Domestic Rate Portion and shall thereafter bear interest at the interest rate applicable to such Domestic Rate Portion after default. Interest on each LIBOR Portion shall be due and payable on the last day of each Interest Period applicable thereto and, with respect to any Interest Period applicable to a LIBOR Portion in excess of 3 months, on the date occurring every 3 months after the date such Interest Period began and at the end of such Interest Period, and interest after maturity (whether by lapse of time, acceleration or otherwise) shall be due and payable upon demand. The Company shall notify the Agent on or before 11:00 a.m. (Chicago time) on the third Business Day preceding the end of an Interest Period applicable to a LIBOR Portion whether such LIBOR Portion is to continue as a LIBOR Portion, in which event the Company shall notify the Agent of the new Interest Period selected therefor, and in the event the Company shall fail to so notify the Agent, such LIBOR Portion shall automatically be converted into and added to the applicable Domestic Rate Portion as of and on the last day of such Interest Period. The Agent shall promptly notify each Lender of each notice received from the Company pursuant to the foregoing provision.

     Section 2.2. Minimum LIBOR Portion Amounts. Each LIBOR Portion shall be in an amount equal to $1,000,000 or such greater amount which is an integral multiple of $10,000.

     Section 2.3. Computation of Interest. All interest on the Notes shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

     Section 2.4. Manner of Rate Selection. The Company shall notify the Agent by 11:00 a.m. (Chicago time) at least 3 Business Days prior to the date upon which the Company requests that any LIBOR Portion be created or that any part of the applicable Domestic Rate Portion be converted into a LIBOR Portion (each such notice to specify in each instance the amount thereof and the Interest Period selected therefor), and the Agent shall promptly notify each Lender of each notice received from the Company pursuant to the foregoing provision. If any request is made to convert a LIBOR Portion into another type of Portion available hereunder, such conversion shall only be made so as to become effective as of the last day of the Interest Period applicable thereto. All requests for the creation, continuance and conversion of Portions under this Agreement shall be irrevocable. Such requests may be written or oral and the Agent is hereby authorized to honor telephonic requests for creations, continuances and conversions received by it from any person the Agent in good faith believes to be an Authorized Representative without the necessity of independent investigation, the Company hereby indemnifying the Agent and the Lenders from any liability or loss ensuing from so acting.

     Section 2.5. Change of Law. Notwithstanding any other provisions of this Agreement or any Note, if at any time any Lender shall determine in good faith that any change in applicable laws, treaties or regulations or in the interpretation thereof makes it unlawful for such Lender to create or continue to maintain any LIBOR Portion, it shall promptly so notify the Agent (which shall in turn promptly notify the Company and the other Lenders) and the obligation of such Lender to create, continue or maintain any such LIBOR Portion under this Agreement shall terminate until it is no longer unlawful for such Lender to create, continue or maintain such LIBOR Portion. The Company, on demand, shall, if the continued maintenance of any such LIBOR Portion is unlawful, thereupon prepay the outstanding principal amount of the affected LIBOR Portion, together with all interest accrued thereon and all other amounts payable to affected Lender with respect thereto under this Agreement; provided, however, that the Company may elect to convert the principal amount of the affected Portion into another type of Portion available hereunder, subject to the terms and conditions of this Agreement.

     Section 2.6. Unavailability of Deposits or Inability to Ascertain Adjusted LIBOR. Notwithstanding any other provision of this Agreement or any Note, if prior to the commencement of any Interest Period, the Required Lenders shall determine in good faith that deposits in the amount of any LIBOR Portion scheduled to be outstanding during such Interest Period are not readily available to such Lenders in the relevant market or, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining Adjusted LIBOR, then such Lenders shall promptly give notice thereof to the Agent (which shall in turn promptly notify the Company and the other Lenders) and the obligations of the Lenders to create or effect by conversion any such LIBOR Portion in such amount and for such Interest Period, or to continue an existing LIBOR Portion beyond its current Interest Period for such new Interest Period, in each case shall terminate until deposits in such amount and for the Interest Period selected by the Company shall again be readily available in the relevant market and adequate and reasonable means exist for ascertaining Adjusted LIBOR.

     Section 2.7. Taxes and Increased Costs. With respect to any LIBOR Portion, if any Lender shall determine in good faith that any change after the date hereof in any applicable law, treaty, regulation or guideline (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or any new law, treaty, regulation or guideline, or any interpretation of any of the foregoing by any governmental authority charged with the administration thereof or any central bank or other fiscal, monetary or other authority having jurisdiction over such Lender or its lending branch or the LIBOR Portions contemplated by this Agreement (whether or not having the force of law), shall:

          (i) impose, increase, or deem applicable any reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, or any other acquisition of funds or disbursements by, such Lender which is not in any instance already accounted for in computing the interest rate applicable to such LIBOR Portion;

          (ii) subject such Lender, any LIBOR Portion or a Note to the extent it evidences such a Portion to any tax (including, without limitation, any United States interest equalization tax or similar tax however named applicable to the acquisition or holding of debt obligations and any interest or penalties with respect thereto), duty, charge, stamp tax, fee, deduction or withholding in respect of this Agreement, any LIBOR Portion or a Note to the extent it evidences such a Portion, except such taxes as may be measured by the overall net income or gross receipts of such Lender or its lending branches and imposed by the jurisdiction, or any political subdivision or taxing authority thereof, in which such Lender's principal executive office or its lending branch is located;

          (iii) change the basis of taxation of payments of principal and interest due from the Company to such Lender hereunder or under a Note to the extent it evidences any LIBOR Portion

     (other than by a change in taxation of the overall net income or gross receipts of such Lender or its lending branches); or

          (iv) impose on such Lender any penalty with respect to the foregoing or any other condition regarding this Agreement, any LIBOR Portion, or its disbursement, or a Note to the extent it evidences any LIBOR Portion;

and such Lender shall determine in good faith that the result of any of the foregoing is to increase the cost (whether by incurring a cost or adding to a cost) to such Lender of creating or maintaining any LIBOR Portion hereunder or to reduce the amount of principal or interest received or receivable by such Lender (without benefit of, or credit for, any prorations, exemption, credits or other offsets available under any such laws, treaties, regulations, guidelines or interpretations thereof), then the Company shall pay on demand to such Lender from time to time as specified by such Lender such additional amounts as such Lender shall reasonably determine are sufficient to compensate and indemnify it for such increased cost or reduced amount. If a Lender makes such a claim for compensation, it shall provide to the Company (with a copy to the Agent) a certificate setting forth the computation of the increased cost or reduced amount as a result of any event mentioned herein in reasonable detail and such certificate shall be conclusive if reasonably determined.

     Section 2.8. Change in Capital Adequacy Requirements. If any Lender shall reasonably determine that the adoption after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change in any existing law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or any of its branches) or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or such corporation's capital, as the case may be, as a consequence of such Lender's obligations hereunder or for the credit which is the subject matter hereof to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to liquidity and capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, within fifteen (15) days after demand by such Lender, the Company shall pay to such Lender such additional amount or amounts reasonably determined by such Lender as will compensate such Lender for such reduction.

     Section 2.9. Funding Indemnity. In the event any Lender shall incur any loss, cost or expense (including, without limitation, any loss (including loss of profit), cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted to be acquired by such Lender to fund or maintain its part of any LIBOR Portion or the relending or reinvesting of such deposits or other funds or amounts paid or prepaid to such Lender) as a result of:

          (i) any payment of a LIBOR Portion on a date other than the last day of the then applicable Interest Period for any reason, whether before or after default, and whether or not such payment is required by any provisions of this Agreement; or

          (ii) any failure by the Company to create, borrow, continue or effect by conversion a LIBOR Portion on the date specified in a notice given pursuant to this Agreement;

then, upon the demand of such Lender, the Company shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If a Lender requests such a reimbursement, it shall provide to the Company (with a copy to the Agent) a certificate setting forth the computation of the loss, cost or expense giving rise to the request for reimbursement in reasonable detail and such certificate shall be conclusive if reasonably determined.

     Section 2.10. Lending Branch. Each Lender may, at its option, elect to make, fund or maintain its pro rata share of the Loans hereunder at the branches or offices specified on the signature pages hereof or on any Assignment Agreement executed and delivered pursuant to Section 11.10 hereof or at such of its branches or offices as such Lender may from time to time elect.

     Section 2.11. Discretion of Lenders as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Notes in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder (including, without limitation, determinations under Sections 2.6, 2.7 and 2.9 hereof) shall be made as if each Lender had actually funded and maintained each LIBOR Portion during each Interest Period applicable thereto through the purchase of deposits in the relevant market in the amount of its pro rata share of such LIBOR Portion, having a maturity corresponding to such Interest Period, and bearing an interest rate equal to the LIBOR for such Interest Period.

SECTION 3. FEES, PREPAYMENTS, TERMINATIONS, AND APPLICATIONS.

     Section 3.1. Fees. (a) Commitment Fee on Term Credit. For the period from and including the date hereof to but not including the Term Credit Termination Date, the Company shall pay to the Agent for the account of the Lenders a commitment fee at the rate of 1/2 of 1% per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) on the average daily unused amount (the Term Loan Commitments to be deemed used in an amount equal to the principal of each Term Loan made thereunder, whether or not subsequently repaid) of the Term Credit Commitments (whether or not available). Such commitment fee shall be payable quarterly in arrears on the last day of each June, September, December, and March in each year (commencing June 30, 1996) and on the Term Credit Termination Date.

     (b) Commitment Fee on Revolving Credit. For the period from and including the date hereof to but not including the Revolving Credit Termination Date, the Company shall pay to the Agent for the account of the Lenders a commitment fee at the rate of 1/2 of 1% per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) on the average daily unused portion (the Revolving Credit Commitments to be deemed used at any time in an amount equal to the principal of the Revolving Credit Loans then outstanding) of the Revolving Credit Commitments (whether or not available). Such commitment fee shall be payable quarterly in arrears on the last day of each June, September, December and March in each year (commencing June 30, 1996) and on the Revolving Credit Termination Date.

     (c) Agent's Fee. On the date hereof, and on the date occurring on each anniversary of the date hereof when any credit, or commitment to extend credit, is outstanding hereunder, the Company shall pay to the Agent, for its own use and benefit, an Agent's fee as mutually agreed upon by the Company and the Agent (it being understood and agreed no such Agent's fee is payable as of the date hereof and that no such fee shall be due unless and to the extent the Company in its discretion agrees to be liable for one).

     (d) Closing Fee. The Company shall pay to the Agent for the ratable account of the Lenders party hereto as of the date hereof, a non-refundable closing fee equal to $150,000, with $75,000 of such fee to be payable on or before the date hereof and the balance of $75,000 to be due and payable on or before the earlier of (x) the maturity of the Revolving Credit Notes (whether by lapse of time, acceleration or otherwise) or (y) an initial public offering of debt or equity securities issued by the Company or any Subsidiary.

     (e) Audit Fees. The Company shall pay to the Agent for its own use and benefit charges for audits of the Collateral performed by the Agent or its agents or representatives in such amounts as the Agent may from time to time request (the Agent acknowledging and agreeing that such charges shall be computed in the same manner as it at the time customarily uses for the assessment of charges for similar collateral audits); provided, however, that in the absence of any Default or Event of Default, the Company shall not be required to pay the Agent for more than one such audit per calendar year.

     Section 3.2. Voluntary Prepayments. The Company shall have the privilege of prepaying the Revolving Credit Notes and the Term Notes in whole or in part (but if in part, then in a minimum amount of $25,000 or such greater amount which is an integral multiple of $1,000 as to any particular class of Notes being prepaid, provided that no such prepayment shall reduce any LIBOR Portion to an amount less than $1,000,000 or such greater amount which is an integral multiple of $10,000) at any time upon 1 Business Day's prior notice to the Agent (such notice if received subsequent to 11:00 a.m. (Chicago time) on a given day to be treated as though received at the opening of business on the next Business Day), which shall promptly so notify the Lenders, by paying to the Agent for the account of the Lenders the principal amount to be prepaid and (i) if such a prepayment prepays the Term Notes in full, accrued interest thereon to the date of prepayment, (ii) if such a prepayment prepays the Revolving Credit Notes in full and is accompanied by the termination in whole of the Revolving Credit Commitments, accrued interest thereon to the date of prepayment and (iii) any amounts due to the Lenders under Section 2.9 hereof.

     Section 3.3. Mandatory Prepayments. (a) Revolver Advance Limit. The Company covenants and agrees that if at any time the then unpaid principal balance of the Revolving Credit Notes shall be in excess of the Revolver Advance Limit as then determined and computed, the Company shall, within 2 Business Days after demand from the Agent, pay over the amount of such excess to the Agent for the account of the Lenders as and for a mandatory prepayment on such Obligations until payment in full thereof.

     (b) Term Credit Earnings Limit. The Company covenants and agrees that if at any time the sum of the then unpaid principal balance of the Term Loans shall be in excess of the Term Credit Earnings Limit as then determined and computed, the Company shall, within 2 Business Days after demand from the Agent, pay over the amount of such excess to the Agent for the account of the Lenders as and for a mandatory prepayment on such Obligations until payment in full thereof.

     Section 3.4. Terminations. The Company shall have the right at any time and from time to time, upon 3 Business Days' prior notice to the Agent (which shall promptly so notify the Lenders), to ratably terminate without premium or penalty and in whole or in part (but if in part, then in an aggregate amount not less than $100,000 or such greater amount which is an integral multiple of $100,000) either the Revolving Credit Commitments or the Term Credit Commitments, provided that the Commitments may not be reduced to an amount less than the aggregate principal amount of the Loans then outstanding thereunder. Any termination of the Commitments pursuant to this Section may not be reinstated.

     Section 3.5. Place and Application of Payments. All payments of principal, interest, fees and all other Obligations payable hereunder and under the other Loan Documents shall be made to the Agent at its office at 111 West Monroe Street, Chicago, Illinois (or at such other place as the Agent may specify) on the date any such payment is due and payable. Payments received by the Agent after 11:00 a.m. (Chicago time) shall be deemed received as of the opening of business on the next Business Day. All such payments shall be made in lawful money of the United States of America, in immediately available funds at the place of payment, without set-off or counterclaim and without reduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions and conditions of any nature imposed by any government or any political subdivision or taxing authority thereof (but excluding any taxes imposed on or measured by the net income of any Lender). Except as herein provided, all payments shall be received by the Agent for the ratable account of the Lenders and shall be promptly distributed by the Agent ratably to the Lenders in accordance with their respective Percentages. No amount paid or prepaid on the Term Notes may be reborrowed, and partial prepayments of the Term Notes shall be applied in the inverse order of their maturities. Unless the Company otherwise directs, principal payments on Notes of a given type shall be first applied to the Domestic Rate Portion of such Notes until payment in full thereof, with any balance applied to the LIBOR Portions of the relevant Notes in the order in which their Interest Periods expire. All payments (whether voluntary or required) shall be accompanied by any amount due the Lenders under Section 2.9 hereof, but no acceptance of such a payment without requiring payment of amounts due under Section 2.9 shall preclude a later demand by the Lenders for any amount due them under Section 2.9 in respect of such payment.

     Anything contained herein to the contrary notwithstanding, all payments and collections received in respect of the Obligations and all proceeds of the Collateral received, in each instance, by the Agent or any of the Lenders after the occurrence of an Event of Default shall be remitted to the Agent and distributed as follows:

          (a) first, to the payment of any outstanding reasonable costs and expenses incurred by the Agent in monitoring, verifying, protecting, preserving or enforcing the Liens on the Collateral, and in protecting, preserving or enforcing rights under this Agreement or any of the other Loan Documents, and in any event including all costs and expenses of a character which the Company has agreed to pay under Section 11.5 hereof (such funds to be retained by the Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse them for payments theretofore made to the Agent);

          (b) second, to the payment of any outstanding interest or other fees or amounts due under this Agreement or any of the other Loan Documents other than for principal, pro rata as among the Agent and the Lenders in accord with the amount of such interest and other fees or amounts owing each;

          (c) third, to the payment of the principal of the Notes, pro rata as among the Lenders in accord with the then respective unpaid principal balances of the Notes;

          (d) fourth, to the Agent and the Lenders pro rata in accord with the amounts of any other indebtedness, obligations or liabilities of the Company owing to them and secured by the Collateral Documents unless and until all such indebtedness, obligations and liabilities have been fully paid and satisfied; and

          (e) fifth, to the Company or to whomever the Agent reasonably determines to be lawfully entitled thereto.

     Section 3.6. Notations. Each Loan made against a Note, the status of all amounts evidenced by a Note as constituting part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the rates of interest and Interest Periods applicable to such Portions shall be recorded by the relevant Lender on its books and records or, at its option in any instance, endorsed on a schedule to its Note and the unpaid principal balance and status, rates and Interest Periods so recorded or endorsed by such Lender shall, absent manifest error, be prima facie evidence in any court or other proceeding brought to enforce such Note of the principal amount remaining unpaid thereon, the status of the Loan or Loans evidenced thereby and the interest rates and Interest Periods applicable thereto; provided that the failure of a

Lender to record any of the foregoing shall not limit or otherwise affect the obligation of the Company to repay the principal amount of each Note together with accrued interest thereon. Prior to any negotiation of a Note, a Lender shall record on a schedule thereto the status of all amounts evidenced thereby as constituting part of the applicable Domestic Rate Portion or a LIBOR Portion and, in the case of any LIBOR Portion, the rates of interest and the Interest Periods applicable thereto.

SECTION 4. COLLATERAL.

     Section 4.1. Generally. The payment and performance of the Obligations shall be secured by valid and enforceable Liens in favor of the Agent for the benefit of the Lenders on (a) all of the Company's now existing or hereafter arising or acquired accounts, general intangibles, inventory, equipment and all other goods, chattel paper, instruments, documents and certain other assets and property of the Company as more fully described in the Security Agreement (provided such Lien shall not extend to rental inventory or equipment subject to a Capitalized Lease or purchase money financing in each case permitted by this Agreement if the terms of such Capitalized Lease or other financing prohibit the Company's grant of a Lien on such Collateral to secure the Obligations) and (b) at least 66-2/3% of the issued and outstanding Voting Stock of the Company, together with all related rights and properties, as more fully described in the Stock Pledge Agreements.

     Section 4.2. Liens on After Acquired Real Property. In the event that the Company hereafter acquires a fee interest in any real property with a value which the Required Lenders in good faith deem material, it will execute and deliver to the Agent or a security trustee therefor a mortgage or deed of trust acceptable in form and substance to the Agent for the purpose of granting to the Agent a lien on such real property to secure the Notes and the other Obligations, will pay all costs and expenses incurred by the Agent in recording such mortgage or deed of trust and will at its expense supply to the Agent (i) a mortgagee's policy of title insurance from a title insurer reasonably acceptable to the Agent insuring the validity of such mortgage or deed of trust and its status as a first lien (subject to liens permitted by this Agreement) on the real property encumbered thereby, (ii) an ALTA survey prepared by a licensed surveyor of each parcel of such real property, (iii) a report of an independent firm of environmental engineers acceptable to the Agent concerning the environmental hazards and matters with respect to such real property, (iv) an appraisal of such real property in form and substance acceptable to the Agent, (v) an opinion of counsel in form and substance acceptable to the Agent and in any event covering the scope of the matters set forth in Section 7.2(e) hereof and (vi) any and all other documents, reports and things as the Agent may reasonably request in connection with the mortgage of such real property.

     Section 4.3. Further Assurances. The Company covenants and agrees that it shall comply with all the terms and conditions of each of the Collateral Documents and that it shall, at any time and from time to time as requested by the Agent or the Required Lenders, execute and deliver such further instruments and do such acts and things as the Agent or the Required Lenders may deem necessary or desirable to provide for or protect or perfect the Lien of the Agent in the Collateral.

     Section 5.1. Definitions. The following terms when used herein shall have the following meanings:

     "A to Z Washington Acquisition" means (i) the acquisition by the Company of the Voting Stock of A to Z Rentals and Sales, Inc., a Washington Corporation ("A to Z Washington"), pursuant to a Stock Purchase Agreement between the Company, Milton L. Neuman, Alice E. Neuman and related parties in the same or substantially the same form of the April 14, 1996 draft furnished to the Agent and (ii) the substantially concurrent merger of A to Z Washington with and into the Company, with the Company being the corporation surviving such merger.

     "Acquired Store" means a retail rental store which commenced operations under prior ownership before the Company acquired ownership of the same.

     "Acquisition" means (i) the acquisition of all or any substantial part of the Property or business of any other firm or corporation or (ii) any acquisition of a majority of the common stock or other equity interest in any other firm or corporation.

     "Adjusted Actual EBITDA" shall mean, with reference to any period (the "measurement period"), the sum (without duplication) of (i) the EBITDA of the Company and its Subsidiaries during the entire measurement period on a consolidated basis to the extent attributable to Acquired Stores owned by the Company for the entire measurement period and (ii) in the case of each Acquired Store not owned by the Company during the entire measurement period, the EBITDA of the Company and its Subsidiaries attributable to each such Acquired Store during each full calendar quarter within such measurement period which commenced and was completed in each case while the Company owned such Acquired Store and (iii) the Corporate Overhead of the Company and its Subsidiaries to the extent deducted in computing the EBITDA amount in clauses (i) or (ii) above.

     "Adjusted Base EBITDA" shall mean, in each comparison to Adjusted Actual EBITDA for any measurement period (as "measurement period" is defined with respect to such Adjusted Actual EBITDA), the EBITDA attributable to each Acquired Store which the Company owned as of the close of such measurement period, but computed for the calendar period corresponding to such measurement period but occurring in the twelve calendar months preceding the Company's acquisition of such Acquired Store.

     "Adjusted LIBOR" means a rate per annum determined by the Agent in accordance with the following formula:

                       Adjusted LIBOR =         LIBOR
                                       -----------------------
                                       100%-Reserve Percentage

     "Reserve Percentage" means, for the purpose of computing Adjusted LIBOR, the maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental or other special reserves) imposed by the Board of Governors of the Federal Reserve System (or any successor) under Regulation D on Eurocurrency liabilities (as such term is defined in Regulation
D) for the applicable Interest Period as of the first day of such Interest Period, but subject to any amendments to such reserve requirement by such Board or its successor, and taking into account any transitional adjustments thereto becoming effective during such Interest Period. For purposes of this definition, LIBOR Portions shall be deemed to be Eurocurrency liabilities as defined in Regulation D without benefit of or credit for prorations, exemptions or offsets under Regulation D. "LIBOR" means, for each Interest Period, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Agent at 11:00 a.m. (London, England time) 2 Business Days before the beginning of such Interest Period by 3 or more major banks in the interbank eurodollar market selected by the Agent for a period equal to such Interest Period and in an amount equal or comparable to the applicable LIBOR Portion scheduled to be outstanding from the Agent during such Interest Period. "LIBOR Index Rate" means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to such Interest Period which appears on the Telerate Page 3750 as of 11:00 a.m. (London, England time) on the date 2 Business Days before the commencement of such Interest Period. "Telerate Page 3750" means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Banker's Association Interest Settlement Rates for U.S. Dollar deposits). Each determination of LIBOR made by the Agent shall be conclusive and binding on the Company and the Lenders absent manifest error.

     "Affiliate" means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for the purposes of this definition if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise; provided that, in any event for purposes of this definition, (a) any Person that owns, directly or indirectly, 15% or more of the securities having the ordinary voting power for the election of directors or governing body of a corporation or 15% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person and (b) BACE Investments, BACE Industries shall each be deemed an Affiliate of the Company if and so long as such Person owns, directly or indirectly, any equity interest in the Company.

     "Agent" means Harris Trust and Savings Bank and any successor thereto appointed pursuant to Section 10.1 hereof.

     "Agreement" means this Credit Agreement, as the same may be amended, modified or restated from time to time in accordance with the terms hereof.

     "Assignment Agreements" is defined in Section 11.10 hereof.

     "Authorized Representative" means those persons shown on the list of officers provided by the Company pursuant to Section 7.2(a) hereof or on any update of any such list provided by the Company to the Agent, or any further or different officer of the Company so named by any Authorized Representative of the Company in a written notice to the Agent.

     "BACE Industries" means Bace Industries, LLC, a Colorado limited liability company.

     "BACE Investments" means BACE Investments, LLC, a Colorado limited liability company.

     "BACE Management Agreement" means that certain Management Agreement dated as of May 1, 1996 by and between Bace Industries and the Company.

     "Borrowing" means the total of Loans of a single type made to the Company by all the Lenders on a single date under the Revolving Credit Commitments or the Term Loan Commitments, and if such Loans are to be part of a LIBOR Portion, for a single Interest Period. Borrowings of Loans are made and maintained ratably from each of the Lenders according to their Percentages of the applicable Commitments.

     "Business Day" means any day other than a Saturday or Sunday on which banks are not authorized or required to close in Chicago, Illinois and, when used with respect to LIBOR Portions, a day on which banks are also dealing in United States Dollar deposits in London, England and Nassau, Bahamas.

     "Capital Lease" means any lease of Property which in accordance with GAAP is required to be capitalized on the balance sheet of the lessee.

     "Capitalized Lease Obligation" means the amount of the liability shown on the balance sheet of any Person in respect of a Capital Lease determined in accordance with GAAP.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

     "Collateral" means all properties, rights, interests and privileges from time to time subject to the Liens granted to the Agent for the benefit of the Lenders by the Collateral Documents.

     "Collateral Documents" means the Security Agreement, the Stock Pledge Agreements and all other mortgages, deeds of trust, security agreements, assignments, financing statements and other documents as shall from time to time secure the Obligations.

     "Commitments" means and includes the Revolving Credit Commitments and the Term Loan Commitments.

     "Company" is defined in the introductory paragraph hereof.

     "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

     "Corporate Overhead" shall mean, with reference to any period, the salary, general, administrative and overhead expense of the Company and its Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP to the extent deducted in computing their Net Income on a consolidated basis during such period, but in any event excluding therefrom any such expense which is attributable exclusively to any single retail rental store or any particular regional group of retail rental stores.

     "Default" means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

     "Domestic Rate" means, for any day, the greater of (i) the rate of interest announced by the Agent from time to time as its prime commercial rate, as in effect on such day (it being understood and agreed that such rate may not be the Agent's best or lowest rate); and (ii) the sum of (x) the rate determined by the Agent to be the average (rounded upwards, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to the Agent at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Agent for the sale to the Agent at face value of Federal funds in an amount equal or comparable to the principal amount owed to the Agent for which such rate is being determined, plus (y) 1/2 of 1%.

     "Domestic Rate Portions" is defined in Section 2.1(a) hereof.

     "EBITDA" means, for any Person and with reference to any period, the Net Income of such Person for such period plus all amounts deducted in arriving at such Net Income amount in respect of (i) Interest Expense for such period, plus
(ii) federal, state and local income taxes for such period, plus (iii) all amounts properly charged for depreciation of fixed assets and amortization of intangible assets during such period on the books of such Person, plus (iv) the aggregate amount of management fees, non-operating expenses and excess compensation in each case paid to each former owner of each Acquired Store during such period, plus (v) the compensation paid to BACE Industries during such period under the BACE Management Agreement.

     "Edgewater" means The Edgewater Private Equity Fund II, L.P., a Delaware limited partnership.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto.

     "Event of Default" means any event or condition identified as such in
Section 9.1 hereof.

     "GAAP" means (a) with respect to the Company and its Subsidiaries, generally accepted accounting principles as in effect from time to time, applied by the Company and its Subsidiaries on a basis consistent with the preparation of the Company's most recent financial statements furnished to the Lenders pursuant to Section 6.5 hereof and (b) with respect to any other Person, the accounting principles used in preparing the most recent financial statements furnished to the Lenders for such Person.

     "Indebtedness for Borrowed Money" means for any Person (without duplication) (i) all indebtedness created, assumed or incurred in any manner by such Person representing money borrowed (including by the issuance of debt securities), (ii) all indebtedness for the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business which are not more than 60 days past due, deferred compensation to officers and employees and accrued management fees), (iii) all indebtedness secured by any Lien upon Property of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness, (iv) all Capitalized Lease Obligations of such Person and (v) all obligations of such Person on or with respect to letters of credit, bankers' acceptances and other extensions of credit whether or not representing obligations for borrowed money.

     "Interest Expense" means, for any Person and with reference to any period, the sum of all interest charges (including imputed interest charges with respect to Capitalized Lease Obligations and all amortization of debt discount and expense) with respect to all Indebtedness for Borrowed Money of such Person (including in the case of the Company, without limitation, the Zodiac Debt) during such period determined in accordance with GAAP.

     "Interest Period" means, with respect to any LIBOR Portion, the period commencing on, as the case may be, the creation, continuation or conversion date with respect to such LIBOR Portion and ending 1, 2, 3 or 6 months thereafter as selected by the Company in its notice as provided herein; provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following:

          (i) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day, unless in the case of an Interest Period for a LIBOR Portion the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

          (ii) no Interest Period may extend beyond the final maturity date of the relevant Notes;

          (iii) the interest rate to be applicable to each Portion for each Interest Period shall apply from and including the first day of such Interest Period to but excluding the last day thereof; and

          (iv) no Interest Period may be selected if after giving effect thereto the Company will be unable to make a principal payment scheduled to be made during such Interest Period without paying part of a LIBOR Portion on a date other than the last day of the Interest Period applicable thereto.

For purposes of determining an Interest Period, a month means a period starting on one day in a calendar month and ending on a numerically corresponding day in the next calendar month, provided, however, if an Interest Period begins on the last day of a month or if there is no numerically corresponding day in the month in which an Interest Period is to end, then such Interest Period shall end on the last Business Day of such month.

     "Investment Agreement" means that certain Investment Agreement dated as of May 15, 1996 by and among the Company, Mesirow, Edgewater, BACE Investments and any other Purchasers party thereto.

     "Lender" means Harris Trust and Savings Bank, the other signatories hereto (other than the Company) and all other lenders becoming parties hereto pursuant to Section 11.10 hereof.

     "LIBOR Portions" is defined in Section 2.1(a) hereof.

     "Lien" means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.

     "Loan Documents" means this Agreement, the Notes, the Collateral Documents and each other instrument or document to be delivered hereunder or thereunder or otherwise in connection therewith.

     "Loans" means and includes Revolving Credit Loans and the Term Loans.

     "Mesirow" means Mesirow Capital Partners VI, an Illinois limited partnership.

     "Net Income" means, for any Person and with reference to any period, the net income (or net loss) of such Person for such period as computed in accordance with GAAP, and, without limiting the foregoing, after deduction from gross income of all expenses and reserves, including reserves for all taxes on or measured by income, but excluding any extraordinary or non-recurring profits and extraordinary or non-recurring losses and also excluding any taxes on such profits and any tax credits on account of such losses.

     "Notes" means and includes the Revolving Credit Notes and the Term Notes.

     "Obligations" means all obligations of the Company to pay principal and interest on the Loans, all fees and charges payable hereunder, and all other payment obligations of the Company arising under or in relation to any Loan Document, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired.

     "Operating Lease" means any lease of Property which is not a Capital
Lease.

     "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA.

     "Percentage" means, for each Lender, the percentage of the relevant Commitments represented by such Lender's Commitment or, if the Commitments have been terminated, the percentage held by such Lender of the aggregate principal amount of all outstanding Obligations.

     "Permitted Acquisition" means the Company's acquisition of an Acquired Store which complies with Section 8.16 hereof.

     "Person" means an individual, partnership, corporation, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

     "Plan" means any employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that either (i) is maintained by a member of the Controlled Group for employees of a member of the Controlled Group, or (ii) is maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

     "Portion" is defined in Section 2.1(a) hereof.

     "Pro forma Adjusted Cash Flow" shall mean, for any period (the "relevant period"), the EBITDA of the Company and its Subsidiaries during such relevant period on a consolidated basis, adjusted as follows to give pro forma effect to any Permitted Acquisitions and the opening of Start-Up Stores:

          (a) The EBITDA of each Acquired Store resulting from a Permitted Acquisition during the relevant period shall be included in such Pro forma Adjusted Cash Flow in an amount equal to the sum (without duplication) of
     (i) the actual EBITDA attributable to such Acquired Store during the period commencing on the date of the closing of the relevant Permitted Acquisition and ending with the close of relevant period and (ii) the sum of (1) the actual EBITDA attributable to such Acquired Store for a period (such period for such Acquired Store being hereinafter referred as the "pre-acquisition period") commencing at the beginning of the relevant period and ending on the date of the closing of the relevant Permitted Acquisition and (2) the aggregate amount paid during such pre-acquisition period to acquire rental inventory and equipment for such Acquired Store to the extent the amount so paid was expensed rather than capitalized in computing the EBITDA of such Acquired Store during such pre-acquisition period;

          (b) The EBITDA attributable to each Start-Up Store which commenced operations in a calendar month no more than 12 calendar months prior to the close of the relevant period shall be included in such Pro forma Adjusted Cash Flow in an amount equal to the product of (i) 25% and (ii) the aggregate amount expended on a cumulative basis over the period ending with the close of the relevant period to purchase rental inventory and equipment for such Start-Up Store (for such purposes, the amount so expended to mean the hard invoiced costs of such inventory and equipment and delivery costs and to exclude the cost of inventory and equipment acquired as a result of a Permitted Acquisition);

          (c) The EBITDA attributable to each Start-Up Store which commenced operations in a calendar month greater than 12 but no more than 24 calendar months prior to the close of the relevant period shall be included in such Pro forma Adjusted Cash Flow in an amount equal to the sum of (i) the product of (1) 25% and (2) the aggregate amount expended on a cumulative basis over the period ending immediately prior to the 13th calendar month (the "13th calendar month") following the calendar month in which such Start-Up Store commenced operations, to purchase rental inventory and equipment such Start-Up Store (for such purposes, the amount so expended to mean the hard invoiced costs of such inventory and equipment and delivery costs and to exclude the cost of inventory and equipment acquired as a result of a Permitted Acquisition) and (3) a fraction, the numerator of which is the number of full calendar months in the relevant period completed prior to such 13th calendar month and the denominator of which is 12, and (ii) the actual EBITDA attributable to such Start-Up Store for a period commencing at the beginning of such 13th calendar month and ending with the close of the relevant period; and

          (d) The EBITDA attributable to each Start-Up Store which commenced operations in a calendar month 24 calendar months or more prior to the close of the relevant period shall be included in such Pro forma Adjusted Cash Flow in an amount equal to the actual EBITDA attributable to such Start-Up Store during the relevant period.

     "Pro forma Adjusted Revenues" shall mean, for any period (the "relevant period"), the gross revenues of the Company and its Subsidiaries during such relevant period on a consolidated basis attributable to all stores, but with such gross revenues to be adjusted as follows to give pro forma effect to the opening of Start-Up Stores:

          (a) The gross revenues of each Start-Up Store which commenced operations in a calendar month no more than 12 calendar months prior to the close of the relevant period shall be included in such Pro forma Adjusted Revenues in an amount equal to 80% of the aggregate amount expended on a cumulative basis to purchase rental inventory and equipment for such Start-Up Store (for such purposes, the amount so expended to mean the hard invoiced cost of such inventory and equipment and delivery costs and to exclude the cost of inventory and equipment acquired as a result of a Permitted Acquisition);

          (b) The gross revenues of each Start-Up Store which commenced operations in a calendar month greater than 12 but no more than 24 calendar months prior to the close of the relevant period shall be included in such Pro forma Adjusted Revenues in an amount equal to the sum of (i) the actual gross revenues attributable to such Start-Up Store during the period beginning at the commencement of the 13th calendar month (the "thirteenth calendar month") following the calendar month in which such Start-Up Store commenced operations and ending with the close of the relevant period and (ii) the product of (1) 80% of the aggregate amount expended on a cumulative basis prior to such 13th calendar month to purchase rental inventory and equipment for such Start-Up Store (for such purposes, the amount so expended to mean the hard invoiced cost of such inventory and equipment and delivery costs and to exclude the cost of inventory and equipment acquired as a result of a Permitted Acquisition) and (2) a fraction, the numerator of which is the number of full calendar months in the relevant period completed prior to such 13th calendar month and the denominator of which is 12; and

          (c) The Adjusted Pro forma Revenues attributable to each Start-Up Store which commenced operations in a calendar month, 24 calendar months or more prior to the close of the relevant period shall be included in such Pro forma Adjusted Revenues in an amount equal to the actual gross revenues attributable to such Start-Up Store during the relevant period.

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "Required Lenders" means, as of the date of determinations thereof, those Lenders holding at least 65% of the Commitments or, in the event that no Commitments are outstanding hereunder, holding at least 65% in aggregate principal amount of the Loans and credit risk on the Letters of Credit outstanding hereunder.

     "Revolver Advance Limit" shall mean as of any time, the sum of (i) $200,000 and (ii) 60% of the aggregate amount expended by the Company and its Subsidiaries on a cumulative basis after the date hereof to purchase rental inventory and equipment for Acquired and Start-Up Stores (for such purposes, the amount expended to mean the hard invoiced cost of such inventory and equipment and delivery costs and to exclude the cost of inventory and equipment acquired as a result of a Permitted Acquisition).

     "Revolving Credit" is defined in Section 1.1 hereof.

     "Revolving Credit Commitments" means the commitments of the Lenders to extend credit under the Revolving Credit in the amounts set forth opposite their signatures hereto under the heading "Revolving Credit Commitment" and opposite their signatures on Assignment Agreements delivered pursuant to
Section 11.10 hereof under the heading "Revolving Credit Commitment", as such amounts may be reduced pursuant hereto.

     "Revolving Credit Loan" is defined in Section 1.2 hereof.

     "Revolving Credit Note" is defined in Section 1.2 hereof.

     "Revolving Credit Termination Date" means May 15, 1998, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 3.4, 9.2 or 9.3 hereof.

     "Security Agreement" means that certain Security Agreement dated as of May 15, 1996 from the Company to the Agent.

     "Senior Funded Debt" means, at any time the same is to be determined, the aggregate of all Indebtedness for Borrowed Money of the Company and its Subsidiaries at such time, plus all Indebtedness for Borrowed Money of any other Person which is directly or indirectly guaranteed by the Company or any of its Subsidiaries or which the Company or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which the Company or any of its Subsidiaries has otherwise assured a creditor against loss; provided, however, that in no event shall Senior Funded Debt include any Subordinated Debt.

     "Start-Up Store" means a retail rental store which commences operations after the Company acquires ownership of the same.

     "Stock Pledge Agreements" means those three certain Pledge Agreements, each dated as of May 15, 1996 to the Agent from BACE Investments, Edgewater and Mesirow, respectively and each pledge agreement encumbering Voting Stock in the Company from any other pledgor in the same or substantially the same form as any of the foregoing.

     "Subordinated Debt" means (i) any Indebtedness for Borrowed Money which is subordinated in right of payment to the prior payment of the Loans and the other Obligations, pursuant to subordination provisions approved in writing by the Agent and Required Lenders in their sole discretion and is otherwise pursuant to documentation that is, and which is in an amount that is, and which contains interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies and other material terms that are in form and substance, in each case satisfactory to the Agent and Required Lenders in their sole discretion and (ii) the Zodiac Debt.

     "Subsidiary" means any corporation or other Person more than 50% of the outstanding ordinary voting shares or other equity interests of which is at the time directly or indirectly owned by the Company, by one or more of its Subsidiaries, or by the Company and one or more of its Subsidiaries.

     "Term Credit Earnings Limit" shall mean as of any time, the product of (x) Pro forma Adjusted Cash Flow for the twelve most recently completed calendar months and (y) 3.0.

     "Term Credit Termination Date" means May 15, 1998, or such earlier date on which the Term Credit Commitments are terminated in whole pursuant to Section 3.4, 9.2 or 9.3 hereof.

     "Term Loan Commitments" means the commitments of the Lenders to make the Term Loans in the amounts set forth opposite their signatures hereto under the heading "Term Loan Commitment" and opposite their signatures on Assignment Agreements delivered pursuant to Section 11.10 hereof under the heading "Term Loan Commitment", as such amounts may be reduced pursuant hereto.

     "Term Note" is defined in Section 1.3 hereof.

     "Term Loan" is defined in Section 1.3 hereof.

     "Unfunded Vested Liabilities" means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

     "Voting Stock" of any Person means capital stock of any class or classes or other equity interests (however designated) having ordinary voting power for the election of directors or similar governing body of such Person, other than stock or other equity interests having such power only by reason of the happening of a contingency.

     "Welfare Plan" means a "welfare plan" as defined in Section 3(1) of ERISA.

     "Wholly-Owned Subsidiary" means a Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors' qualifying shares as required by law) or other equity interests are owned by the Company and/or one or more Wholly-Owned Subsidiaries within the meaning of this definition.

     "Zodiac Acquisition" means the acquisition by the Company of the assets of Zodiac Rentals, Inc. and Zodiac Rentals, Inc. III pursuant to the Zodiac Purchase Agreement.

     "Zodiac Debt" means the deferred cash purchase price payable by the Company for the Zodiac Acquisition pursuant to the second paragraph of Section 2.3(a) of the Zodiac Purchase Agreement.

     "Zodiac Purchase Agreement" means that certain Asset Purchase Agreement dated as of April 3, 1996 by and among Zodiac Rentals, Inc., Zodiac Rentals, Inc. III and individuals affiliated with such firms and the Company.

     Section 5.2. Interpretation. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to time of day herein are references to Chicago, Illinois time unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement.

SECTION 6. REPRESENTATIONS AND WARRANTIES.

     The Company represents and warrants to the Agent and the Lenders as follows:

     Section 6.1. Organization and Qualification. The Company is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, has full and adequate corporate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except where the failure to be so licensed or qualified, in the aggregate, would not have a material adverse effect on the business or financial condition of the Company.

     Section 6.2. Subsidiaries. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, as the case may be, has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except where the failure to be so licensed or qualified, in the aggregate, would not have a material adverse effect on the business or financial condition of such Subsidiary.
Schedule 6.2 hereto identifies each Subsidiary, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Company and the Subsidiaries and, if such percentage is not 100% (excluding directors' qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding. All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests indicated on
Schedule 6.2 as owned by the Company or a Subsidiary are owned, beneficially and of record, by the Company or such Subsidiary free and clear of all Liens. There are no outstanding commitments or other obligations of any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Subsidiary.

     Section 6.3. Corporate Authority and Validity of Obligations. The Company has full right and authority to consummate each Permitted Acquisition, to enter into this Agreement and the other Loan Documents, to make the borrowings herein provided for, to issue its Notes in evidence thereof, to grant to the Agent the Liens described in the Collateral Documents, and to perform all of its obligations hereunder and under the other Loan Documents. The Loan Documents delivered by the Company have been duly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and this Agreement and the other Loan Documents do not, nor does the performance or observance by the Company of any of the matters and things herein or therein provided for, contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Company or any provision of the charter, articles of incorporation or by-laws of the Company or any covenant, indenture or agreement of or affecting the Company or any of its Properties, or result in the creation or imposition of any Lien on any Property of the Company except for the Lien granted in favor of the Agent pursuant to the Collateral Documents.

     Section 6.4. Use of Proceeds; Margin Stock. The Company shall use the proceeds of the Loans solely as permitted under Sections 1.1(b) and 1.3(b) hereof. Neither the Company nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan or any other extension of credit made hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

     Section 6.5. Financial Reports. The proforma financial statements for the Company and its Subsidiaries, heretofore furnished to the Lenders, fairly present in all material respects the consolidated financial condition of the Company and its Subsidiaries as at said dates and the consolidated results of their operations and cash flows for the periods then ended in conformity with GAAP applied on a consistent basis. Neither the Company nor any Subsidiary has contingent liabilities which are material to it other than as indicated on such financial statements or, with respect to future periods, on the financial statements furnished pursuant to Section 8.5 hereof.

     Section 6.6. No Material Adverse Change. Since the date of the most recent financial statements delivered to the Lenders pursuant to Section 8.5(a) hereof, there has been no change in the condition (financial or otherwise) or business prospects of the Company or any Subsidiary except those occurring in the ordinary course of business, none of which individually or in the aggregate have been materially adverse.

     Section 6.7. Full Disclosure. To the best knowledge and belief of the Company after due inquiry, the written statements and information furnished to the Lenders in connection with the negotiation of this Agreement and the other Loan Documents and the commitments by the Lenders to provide all or part of the financing contemplated hereby do not contain any untrue statements of a material fact or omit a material fact necessary to make the material statements contained herein or therein not misleading, the Lenders acknowledging that as to any projections furnished to Lenders, the Company only represents that the same were prepared on the basis of assumptions and estimates the Company believed to be reasonable.

     Section 6.8. Good Title. The Company and its Subsidiaries each have good and defensible title to their assets as reflected on the most recent consolidated balance sheet of the Company and its Subsidiaries furnished to the Lenders (except for sales of assets by the Company and its Subsidiaries in the ordinary course of business), subject to no Liens other than such thereof as are permitted by Section 8.14 hereof.

     Section 6.9. Litigation and Other Controversies. There is no litigation or governmental proceeding or labor controversy pending, nor to the knowledge of the Company threatened, against the Company or any Subsidiary which if adversely determined would (a) impair the validity or enforceability of, or impair the ability of the Company to perform its obligations under, this Agreement or any other Loan Document or (b) result in any material adverse change in the financial condition, Properties, business or operations of the Company or any Subsidiary.

     Section 6.10. Taxes. All tax returns required to be filed by the Company or any Subsidiary in any jurisdiction for any material tax liability have, in fact, been filed, and all taxes, assessments, fees and other governmental charges upon the Company or any Subsidiary or upon any of their respective Properties, income or franchises, which are shown to be due and payable in such returns, have been paid, except to the extent payment of the same is being contested by appropriate proceedings which prevent enforcement of the matter under contest and do not interfere with the conduct of the Company's business in the ordinary course. The Company does not know of any proposed additional tax assessment against it or its Subsidiaries for which adequate provision in accordance with GAAP has not been made on its accounts. Adequate provisions in accordance with GAAP for taxes on the books of the Company and each Subsidiary have been made for all open years, and for its current fiscal period.

     Section 6.11. Approvals. No authorization, consent, license, or exemption from, or filing or registration with, any court or governmental department, agency or instrumentality, nor any approval or consent of the stockholders of the Company or any other Person, is or will be necessary to the valid execution, delivery or performance by the Company of this Agreement or any other Loan Document other than (i) such of the foregoing as have already been obtained and remain in full force and effect or (ii) where the failure to obtain such of the foregoing would not reasonably be expected to have and does not actually have a material adverse effect on the financial condition, Properties, business or operations of the Company and its Subsidiaries taken as a whole.

     Section 6.12. Affiliate Transactions. Neither the Company nor any Subsidiary is a party to any contracts or agreements with any of its Affiliates on terms and conditions which are less favorable to the Company or such Subsidiary than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other, other than the BACE Management Agreement.

     Section 6.13. Investment Company; Public Utility Holding Company. Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 6.14. ERISA. The Company and each other member of its Controlled Group has fulfilled its obligations under the minimum funding standards of and is in compliance in all material respects with ERISA and the Code to the extent applicable to it and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. Neither the Company nor any Subsidiary has any contingent liabilities with respect to any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in article 6 of Title I of ERISA.

     Section 6.15. Compliance with Laws. The Company and each of its Subsidiaries are in compliance with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to their Properties or business operations (including, without limitation, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances), non-compliance with which would be reasonably likely to have or actually does have a material adverse effect on the financial condition, Properties, business or operations of the Company and its Subsidiaries taken as a whole. Neither the Company nor any Subsidiary has received notice to the effect that its operations are not in compliance with any of the requirements of applicable federal, state or local environmental, health and safety statutes and regulations or are the subject of any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action would be reasonably likely to have or actually does have a material adverse effect on the financial condition, Properties, business or operations of the Company and its Subsidiaries taken as a whole.

     Section 6.16. Other Agreements. Neither the Company nor any Subsidiary is in default under the terms of any covenant, indenture or agreement of or affecting the Company, any Subsidiary or any of their

Properties, which default if uncured would have a material adverse effect on the financial condition, Properties, business or operations of the Company or its Subsidiaries taken as a whole.

     Section 6.17. No Default. No Default or Event of Default has occurred and is continuing.

SECTION 7. CONDITIONS PRECEDENT.

     The obligation of the Lenders to make any Loan under this Agreement is subject to the following conditions precedent:

     Section 7.1. All Advances. As of the time of the making of each extension of credit (including the initial extension of credit) hereunder:

          (a) each of the representations and warranties set forth in Section 6 hereof and in the other Loan Documents shall be true and correct as of such time, except to the extent the same expressly relate to an earlier date;

          (b) the Company shall be in full compliance with all of the terms and conditions of this Agreement and of the other Loan Documents, and no Default or Event of Default shall have occurred and be continuing or would occur as a result of making such extension of credit;

          (c) in the case of the extension of each Revolving Credit Loan, after giving effect to such Loan, the aggregate principal amount of all Revolving Credit Loans outstanding under this Agreement shall not exceed the lesser of (i) the Revolving Credit Commitments and (ii) the Revolver Advance Limit as then determined and computed;

          (d) in the case of the extension of each Term Loan, after giving effect to such Loan and any Permitted Acquisition to be financed thereby, the aggregate cumulative principal amount of all Term Loans made under this Agreement shall not exceed the lesser of (i) the Term Credit Commitments and (ii) the Term Credit Earnings Limit as then determined and computed on a pro forma basis assuming the closing of such Permitted Acquisition;

          (e) the Lenders shall have received such information as the Agent or any Lender shall reasonably request to satisfy the Agent and the Required Lenders that the foregoing conditions have been satisfied; and

          (f) such extension of credit shall not violate any order, judgment or decree of any court or other authority or any provision of law or regulation applicable to the Agent or any Lender (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System) as then in effect.

The Company's request for any Loan shall constitute its warranty as to the facts specified in subsections (a) through (e), both inclusive, above.

     Section 7.2. Initial Advance. At or prior to the making of the initial extension of credit hereunder, the following conditions precedent shall also have been satisfied:

          (a) the Agent shall have received the following for the account of the Lenders (each to be properly executed and completed) and the same shall have been approved as to form and substance by the Agent and the
     Lenders:

               (i) the Notes;

               (ii) the Security Agreement, together with any financing statements requested by the Agent in connection therewith;

               (iii) the Pledge Agreement, together with certificates evidencing all of the issued and outstanding capital stock of the Company to be pledged pursuant thereto and blank stock powers therefor;

               (iv) copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Agreement and the other Loan Documents to the extent the Agent or its counsel may reasonably request;

               (v) an incumbency certificate containing the name, title and genuine signatures of each of the Company's Authorized
          Representatives;

               (vi) evidence of insurance required by Section 8.4 hereof;

               (vii) landlords' lien waivers in connection with the Property of the Company located in leased premises (provided that this condition shall be deemed satisfied in the case of each landlord not affiliated with the Company or any party to a Permitted Acquisition if the Company is unable despite its reasonable best efforts to obtain such a waiver);

               (viii) copy of BACE Management Agreement; and

               (ix) copy of the Investment Agreement.

          (b) the Agent shall have received for itself and for the Lenders the initial fees called for hereby;

          (c) each Lender shall have received such valuations and certifications as it may require in order to satisfy itself as to the value of the Collateral, the financial condition of the Company and its Subsidiaries, and the lack of material contingent liabilities of the Company and its Subsidiaries;

          (d) the Company shall have obtained written commitments satisfactory to the Lenders in their sole discretion from third parties committing them to make at least $8,500,000 in cash equity contributions to the Company;

          (e) legal matters incident to the execution and delivery of this Agreement and the other Loan Documents and to the transactions contemplated hereby shall be satisfactory to each Lender and its counsel; and the Agent shall have received for the account of the Lenders the favorable written opinion of counsel for the Company in form and substance satisfactory to each Lender and its counsel;

          (f) the Agent shall have received for the account of the Lenders a good standing certificate for the Company (dated as of the date no earlier than 15 days prior to the date hereof) from the office of the secretary of state of the state of its incorporation and each state in which it is qualified to do business as a foreign corporation;

          (g) the Liens granted to the Agent under the Collateral Documents shall have been perfected in a manner satisfactory to each Lender and its counsel; and

          (h) the Agent shall have received for the account of the Lenders such other agreements, instruments, documents, certificates and opinions as the Agent or the Lenders may reasonably request.

SECTION 8. COVENANTS.

     The Company agrees that, so long as any credit is available to or in use by the Company hereunder, except to the extent compliance in any case or cases is waived in writing by the Required Lenders:

     Section 8.1. Maintenance of Business. The Company shall, and shall cause each Subsidiary to, preserve and maintain its existence, except to the extent a Subsidiary merges into the Company to effect a Permitted Acquisition or any other merger permitted by Section 8.17 hereof. The Company shall, and shall cause each Subsidiary to, preserve and keep in force and effect all licenses, permits and franchises necessary to the proper conduct of its business, except to the extent a Subsidiary merges into the Company to effect a Permitted Acquisition or any other merger permitted by Section 8.17 hereof.

     Section 8.2. Maintenance of Properties. The Company shall maintain, preserve and keep those items of property, plant and equipment in adequate repair, working order and condition necessary for the conduct of business in the ordinary course (ordinary wear and tear excepted) and shall from time to time make all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the efficiency thereof shall be fully preserved and maintained, and shall cause each Subsidiary to do so in respect of Property owned or used by it.

     Section 8.3. Taxes and Assessments. The Company shall duly pay and discharge, and shall cause each Subsidiary to duly pay and discharge, all taxes, rates, assessments, fees and governmental charges upon or against it or its Properties, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor.

     Section 8.4. Insurance. The Company shall insure and keep insured, and shall cause each Subsidiary to insure and keep insured, with recognized and responsible insurance companies, all insurable Property owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Properties; and the Company shall insure, and shall cause each Subsidiary to insure, such other hazards and risks (including employers' and public liability risks) with recognized and responsible insurance companies as and to the extent usually insured by Persons similarly situated and conducting similar businesses. The Company shall in any event maintain insurance on the Collateral to the extent required by the Collateral Documents. The Company shall upon request furnish to the Agent and any Lender a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section.

     Section 8.5. Financial Reports. The Company shall, and shall cause each Subsidiary to, maintain a standard system of accounting in accordance with GAAP and shall furnish to the Agent, each Lender and each of their duly authorized representatives such information respecting the business and financial condition of the Company and its Subsidiaries as the Agent or such Lender may reasonably request; and without any request, shall furnish to the Lenders:

          (a) as soon as available, and in any event within 30 days after the close of each month, a copy of the consolidated and consolidating balance sheet of the Company and its Subsidiaries as of the last day of such period and the consolidated and consolidating statements of income, retained earnings and cash flows of the Company and its Subsidiaries for the month and for the fiscal year-to-date period then ended, each in reasonable detail and (commencing with the financial statements for May of 1997) showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by the Company in accordance with GAAP and certified to by its President, Executive Vice President or chief financial officer;

          (b) as soon as available, and in any event within 90 days after the close of each annual accounting period of the Company, a copy of the consolidated and consolidating balance sheet of the Company and its Subsidiaries as of the last day of the period then ended and the consolidated and consolidating statements of income, retained earnings and cash flows of the Company and its Subsidiaries for the period then ended, and accompanying notes thereto, each in reasonable detail and showing (commencing with the financial statements for May of 1997) in comparative form the figures for the previous fiscal year, accompanied by an unqualified opinion thereon of Ernst & Young or another firm of independent public accountants of recognized national standing, selected by the Company and satisfactory to the Required Lenders, to the effect that the financial statements have been prepared in accordance with GAAP and present fairly in accordance with GAAP the consolidated financial condition of the Company and its Subsidiaries as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

          (c) within the period provided in subsection (b) above, the written statement of the accountants who certified the audit report thereby required that in the course of their audit they have obtained no knowledge of any Default or Event of Default, or, if such accountants have obtained knowledge of any such Default or Event of Default, they shall disclose in such statement the nature and period of the existence thereof;

          (d) promptly after receipt thereof, any additional written reports, management letters or other detailed information contained in writing concerning significant aspects of the Company's or any Subsidiary's operations and financial affairs given to it by its independent public accountants;

          (e) as soon as available, and in any event within 15 days prior to the end of each fiscal year of the Company, a copy of the Company's consolidated and consolidating business plan for the following fiscal year, such business plan to show the Company's projected consolidated and consolidating revenues, expenses, and balance sheet on month-by-month basis, such business plan to be in reasonable detail prepared by the Company and in form reasonably satisfactory to the Required Lenders; and

          (f) promptly after knowledge thereof shall have come to the attention of any responsible officer of the Company, written notice of any threatened or pending litigation or governmental proceeding or labor controversy against the Company or any Subsidiary which, if adversely determined, would materially and adversely effect the financial condition, Properties, business or operations of the Company or any Subsidiary or of the occurrence of any Default or Event of Default hereunder.

Each of the financial statements furnished to the Lenders pursuant to subsections (a) and (b) of this Section shall be accompanied by a written certificate in the form attached hereto as Exhibit C signed by the President, Executive Vice President or chief financial officer of the Company to the effect that to the best of such officer's knowledge and belief no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Company to remedy the same. Such certificate shall also set forth the calculations supporting such statements in respect of Sections 8.7, 8.8, 8.9, 8.10, 8.11 and 8.12 of this Agreement.

     Section 8.6. Inspection. The Company shall, and shall cause each Subsidiary to, permit the Agent, each Lender and each of their duly authorized representatives and agents to visit and inspect any of the Properties, corporate books and financial records of the Company and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Company and each Subsidiary, and to discuss the affairs, finances and accounts of the Company and each Subsidiary with, and to be advised as to the same by, its officers, employees and independent public accountants (and by this provision the Company hereby authorizes such accountants to discuss with the Agent and such Lenders the finances and affairs of the Company and of each Subsidiary) at such reasonable times and reasonable intervals as the Agent or any such Lender may designate; provided, however, that prior to any Default or Event of Default, neither the Agent nor any Lender shall exercise their visitation and inspection rights under this Section without prior notice to the Company.

     Section 8.7. Rental Inventory Leases. The Company shall not, nor shall it permit any Subsidiary to, acquire the use or possession of any Property under a lease or similar arrangement, whether or not the Company or any Subsidiary has the express or implied right to acquire title to or purchase such Property, at any time if, after giving effect thereto, the aggregate value of such Property so acquired (excluding real property used for retail rental store locations) would at any time exceed $1,500,000.

     Section 8.8. Store Leases. The Company shall not, and shall not permit any Subsidiary to, acquire the use of or possession of any real property to be used as a retail rental store location under any lease or similar arrangement which has a term (excluding renewal terms exercisable at the discretion of the lessee) that is over five calendar years in length; provided, however, that the foregoing shall not restrict nor operate to prevent the Company from entering into leases or similar arrangements for such real property each with a term (excluding renewal terms exercisable at the discretion of the lessee) not exceeding seven calendar years in length if, after giving effect thereto, the aggregate amount of fixed rentals and other consideration payable by the Company and its Subsidiaries during any calendar year by the Company and its Subsidiaries under all such leases and similar arrangements with terms (excluding such renewal terms) in excess of five calendar years would not exceed 10% of the aggregate amount of fixed rentals and other considerations payable by the Company under all such leases and similar arrangements of whatever term.

     Section 8.9. Senior Funded Debt to Annualized EBITDA. The Company shall, as of the last day of each calendar month, maintain the ratio of Senior Funded Debt on such date to Pro forma Adjusted Cash Flow for the twelve calendar months then ended in an amount not greater than 3.0 to 1.

     Section 8.10. Actual EBITDA. The Company shall, as of the last day of each calendar quarter (commencing with the calendar quarter ending December 31, 1996), maintain the ratio (the "Cash Flow Shrinkage Ratio") of Adjusted Actual EBITDA for the four calendar quarters then ended to the relevant Adjusted Base EBITDA in an amount not less than 0.85 to 1 (provided that the Cash Flow Shrinkage Ratio shall be computed: as of December 31, 1996, for the period of two calendar quarters then ended; and as of March 31, 1997, for the period of three calendar quarters then ended).

     Section 8.11. Overhead to Revenue Ratio. The Company shall, as of the last day of each August, November, February and May of each calendar year (commencing with the calendar month ending August 31, 1996), maintain the ratio (the "Overhead Ratio") of (x) the aggregate amount expended by the Company and its Subsidiaries for Corporate Overhead during the twelve calendar months then ended to (y) Pro forma Adjusted Revenues for the same period of twelve calendar months in an amount not greater than 0.05 to 1 through May 31, 1997 and 0.04 to 1 at all times thereafter (provided that the Overhead Ratio shall be computed: as of August 31, 1996, for the period of three calendar months then ended; as of November 30, 1996, for the period of six calendar months then ended; and as of February 28, 1997, for the period of nine calendar months then ended).

     Section 8.12. Store Openings. The Company shall not, nor shall it permit any Subsidiary to, commence the operation of any Start-Up Store if immediately after giving effect thereto, the ratio of (x) the number of Start-Up Stores then operating and owned by the Company to (y) the number of all retail rental stores (not just Start-Up Stores) then operating and owned by the Company would exceed 0.25 to 1.

     Section 8.13. Indebtedness for Borrowed Money. The Company shall not, nor shall it permit any Subsidiary to, issue, incur, assume, create or have outstanding any Indebtedness for Borrowed Money; provided, however, that the foregoing shall not restrict nor operate to prevent:

          (a) the Obligations of the Company owing to the Agent and the Lenders hereunder;

          (b) purchase money indebtedness and Capitalized Lease Obligations secured by Liens permitted by Section 8.14(e) hereof in an aggregate amount not to exceed $1,500,000 at any one time outstanding;

          (c) Subordinated Debt representing the deferred purchase price paid by the Company and its Subsidiaries for Permitted Acquisitions; and

          (d) indebtedness not otherwise permitted by this Section aggregating not more than $100,000 at any one time outstanding.

     Section 8.14. Liens. The Company shall not, nor shall it permit any Subsidiary to, create, incur or permit to exist any Lien of any kind on any Property owned by the Company or any Subsidiary; provided, however, that the foregoing shall not apply to nor operate to prevent:

          (a) Liens arising by statute in connection with worker's compensation, unemployment insurance, old age benefits, social security obligations, taxes, assessments, statutory obligations or other similar charges, good faith cash deposits in connection with tenders, contracts or leases to which the Company or any Subsidiary is a party or other cash deposits required to be made in the ordinary course of business, provided in each case that the obligation is not for borrowed money and that the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves have been established therefor;

          (b) mechanics', workmen's, materialmen's, landlords', carriers', or other similar Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest;

          (c) the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceeding, provided that the aggregate amount of liabilities of the Company and its Subsidiaries secured by a pledge of assets permitted under this subsection, including interest and penalties thereon, if any, shall not be in excess of $100,000 at any one time outstanding;

          (d) the Liens granted in favor of the Agent for the benefit of the Lenders pursuant to the Collateral Documents;

          (e) Liens on property of the Company or any of its Subsidiaries created solely for the purpose of securing indebtedness permitted by
     Section 8.13(b) hereof, representing or incurred to finance, refinance or refund the purchase price of Property, provided that no such Lien shall extend to or cover other Property of the Company or such Subsidiary other than the respective Property so acquired, and the principal amount of indebtedness secured by any such Lien shall at no time exceed the original purchase price of such Property; and

          (f) the Liens described on Schedule 8.14 hereto.

     Section 8.15. Investments, Loans, Advances and Guaranties. The Company shall not, nor shall it permit any Subsidiary to, directly or indirectly, make, retain or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances (other than for travel advances and other similar cash advances made to employees in the ordinary course of business) to, any other Person, or be or become liable as endorser, guarantor, surety or otherwise for any debt, obligation or undertaking of any other Person, or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss, or apply for or become liable to the issuer of a letter of credit which supports an obligation of another, or subordinate any claim or demand it may have to the claim or demand of any other Person; provided, however, that the foregoing shall not apply to nor operate to prevent:

          (a) investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America, provided that any such obligations shall mature within one year of the date of issuance thereof;

          (b) investments in commercial paper rated at least P-1 by Moody's Investors Services, Inc. and at least A-1 by Standard & Poor's Corporation maturing within 270 days of the date of issuance thereof;

          (c) investments in certificates of deposit issued by any United States commercial bank having capital and surplus of not less than $100,000,000 which have a maturity of one year or less;

          (d) endorsement of items for deposit or collection of commercial paper received in the ordinary course of business;

          (e) trade credit extended on ordinary trade terms in the ordinary course of business; and

          (f) investments, loans, advances and guarantees not otherwise permitted by this Section aggregating not more than $200,000 at any one time outstanding.

In determining the amount of investments, loans, advances and guarantees permitted under this Section, investments shall always be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein), loans and advances shall be taken at the principal amount thereof then remaining unpaid, and guarantees shall be taken at the amount of obligations guaranteed thereby.

     Section 8.16. Acquisitions. The Company will not, nor will it permit any Subsidiary to, make or commit to make any Acquisition; provided, however, that the Company may make one or more Acquisitions of a retail rental business (and Acquisitions of the capital stock of any corporation, or the equity interests in any partnership or other firm, in each case engaged primarily in the retail rental business if substantially concurrent with such Acquisition, the corporation, partnership or firm so acquired merges or dissolves into the Company) if:

          (a) the Company promptly informs the Lenders of all principal terms and conditions applicable to the Acquisition and furnishes the Lenders such other information regarding the Acquisition as the Agent or any Lender shall reasonably request;

          (b) the Company demonstrates that on a pro forma basis after giving effect to the subject Acquisition, the Company will continue to comply with all the terms and conditions of the Loan Documents, such demonstration to require even without request from any Lender that the Company provide each Lender no later than 30 days prior to the closing of such Acquisition (i) a certificate signed by the President, Executive Vice President or the chief financial officer of the Company in the form of Exhibit C attached hereto prepared on a pro forma basis after giving effect to the closing of such Acquisition and (ii) pro forma financial projections for the twelve months following the subject Acquisition;

          (c) after giving effect to such Acquisition, at least 40% of the aggregate consideration paid by the Company and its Subsidiaries for such Acquisition and all other Acquisitions closed on and at any time after the date hereof on a cumulative basis (including as such consideration, the assumption by the Company or any Subsidiary of any Indebtedness for Borrowed Money of each Person acquired) will have been funded out of the proceeds of substantially concurrent cash equity contributions to the Company, or to the extent the Required Lenders in their sole discretion agree, the proceeds of Subordinated Debt issued by the Company or any Subsidiary;

          (d) the Board of Directors or other governing body of the Person whose assets or capital stock is being so acquired has approved the terms of the Acquisition;

          (e) at the time of such Acquisition and immediately giving effect thereto, no Default or Event of Default shall have occurred or be continuing; and

          (f) except in the case of the Zodiac Acquisition and the A to Z Washington Acquisition, the Required Lenders in their sole discretion shall have provided their written consent to such Acquisition.

     Section 8.17. Mergers, Consolidations and Sales. The Company shall not, nor shall it permit any Subsidiary to, be a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of all or any substantial part of its Property, including any disposition of Property as part of a sale and leaseback transaction, or in any event sell or discount (with or without recourse) any of its notes or accounts receivable; provided, however, that this Section shall not apply to nor operate to prevent (x) the Company or any Subsidiary from selling its inventory and equipment in the ordinary course of its business or (y) any Subsidiary from merging into the Company to effect a Permitted Acquisition. A sale or other disposition of 5% or more of the total assets of the Company shall be deemed "substantial" for the foregoing purposes.

     Section 8.18. Maintenance of Subsidiaries. The Company shall not assign, sell or transfer, or permit any Subsidiary to issue, assign, sell or transfer, any shares of capital stock of a Subsidiary; provided that the foregoing shall not operate to prevent the issuance, sale and transfer to any person of any shares of capital stock of a Subsidiary solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as a director of such Subsidiary.

     Section 8.19. Dividends and Certain Other Restricted Payments. The Company will not during any fiscal year (a) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock (other than dividends payable solely in its capital stock) or (b) directly or indirectly purchase, redeem or otherwise acquire or retire any of its capital stock; provided, however, that the Company may, in the ordinary course, purchase or redeem common capital stock of the Company from its employees under currently existing employee stock repurchase agreements or similar agreements entered into with the Company's employees in the ordinary course of business if at the time of each such purchase or redemption and immediately after giving effect thereto, (i) no Default or Event of Default shall occur or be continuing and (ii) the aggregate amount so expended in any calendar year does not exceed the sum of $200,000 plus the proceeds received by the Company during such year under key man life insurance policies maintained by the Company for such purpose.

     Section 8.20. Subordinated Debt. The Company will not, and will not permit any Subsidiary to, amend or modify the terms and conditions applicable to any Subordinated Debt, except that the Company may agree to a decrease in the interest rate or premium applicable thereto or to a deferral of repayment of any of principal of or interest or premium on any Subordinated Debt beyond the due date applicable thereto as of the date such indebtedness is initially approved by the Required Lenders. The Company will not, and will not permit any Subsidiary to, make any payment of principal, interest or premium, if any, on or in respect of any Subordinated Debt or otherwise acquire, prepay or retire any such Subordinated Debt prior to the maturities thereof or prior to any other times required for payment thereof as are in force and effect as of the date such indebtedness is initially approved by the Required Lenders.

     Section 8.21. ERISA. The Company shall, and shall cause each Subsidiary to, promptly pay and discharge all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed might result in the imposition of a Lien against any of its Properties. The Company shall, and shall cause each Subsidiary to, promptly notify the Agent and each Lender of
(i) the occurrence of any reportable event (as defined in ERISA) with respect to a Plan, (ii) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, (iii) its intention to terminate or withdraw from any Plan, and (iv) the occurrence of any event with respect to any Plan which would result in the incurrence by the Company or any Subsidiary of any material liability, fine or penalty, or any material increase in the contingent liability of the Company or any Subsidiary with respect to any post-retirement Welfare Plan benefit.

     Section 8.22. Compliance with Laws. The Company shall, and shall cause each Subsidiary to, comply in all respects with the requirements of all federal, state and local laws, rules, regulations, ordinances and orders applicable to or pertaining to their Properties or business operations, non-compliance with which could have a material adverse effect on the financial condition, Properties, business or operations of the Company or any Subsidiary or could result in a material Lien upon any of their Property.

     Section 8.23. Burdensome Contracts With Affiliates. The Company shall not, nor shall it permit any Subsidiary to, enter into any contract, agreement or business arrangement (other than the BACE Management Agreement) with any of its Affiliates (other than with Wholly-Owned Subsidiaries) on terms and conditions which are less favorable to the Company or such Subsidiary than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other.

     Section 8.24. No Changes in Fiscal Year. Neither the Company nor any Subsidiary shall change its fiscal year from its present basis without the prior written consent of the Required Lenders.

     Section 8.25. Formation of Subsidiaries. Except for existing Subsidiaries designated on Schedule 6.2 hereto, the Company shall not, nor shall it permit any Subsidiary to, form or acquire any Subsidiary without the prior written consent of the Required Lenders.

     Section 8.26. Change in the Nature of Business. The Company shall not, and shall not permit any Subsidiary to, engage in any business or activity if as a result the general nature of the business of the Company or any Subsidiary would be changed in any material respect from the general nature of the business engaged in by the Company or such Subsidiary on the date of this Agreement.

     Section 8.27. BACE Management Agreement. The Company will not, and will not permit any Subsidiary to, amend or modify any provision of the BACE Management Agreement relating to the compensation payable to BACE and any of its Affiliates.

SECTION 9. EVENTS OF DEFAULT AND REMEDIES.

     Section 9.1. Events of Default. Any one or more of the following shall constitute an "Event of Default" hereunder:

          (a) default for five days or more in the payment when due of all or any part of the principal of or interest on any Note (whether at the stated maturity thereof or at any other time provided for in this Agreement) or of any reimbursement obligation owing under any Application or of any fee or other Obligation payable by the Company hereunder or under any other Loan Document; or

          (b) default in the observance or performance of any covenant set forth in Sections 8.5(f), 8.7, 8.8, 8.9, 8.10, 8.11, 8.12, 8.13, 8.14,
     8.15, 8.16, 8.17, 8.19 or 8.20 hereof or of any provision of any Loan Document requiring the maintenance of insurance on the Collateral subject thereto or dealing with the use or remittance of proceeds of Collateral; or

          (c) default in the observance or performance of any other provision hereof or of any other Loan Document which is not remedied within 30 days after the earlier of (i) the date on which such failure shall first become known to any officer of the Company or (ii) written notice thereof is given to the Company by the Agent or any Lender; or

          (d) any representation or warranty made by the Company herein or in any other Loan Document, or in any statement or certificate furnished by it pursuant hereto or thereto, or in connection with any extension of credit made hereunder, proves untrue in any material respect as of the date of the issuance or making thereof; or

          (e) any event occurs or condition exists (other than those described in subsections (a) through (d) above) which is specified as an event of default under any of the other Loan Documents, or any of the Loan Documents shall for any reason not be or shall cease to be in full force and effect, or any of the Loan Documents is declared to be null and void, or any of the Collateral Documents shall for any reason fail to create a valid and perfected first priority Lien in favor of the Agent in any Collateral aggregating $50,000 or more in value purported to be covered thereby except as expressly permitted by the terms thereof, or the Stock Pledge Agreements taken together shall for any reason fail to create a valid and perfected first priority Lien in favor of the Agent on at least 66-2/3% of the issued and outstanding Voting Stock of the Company; or

          (f) default shall occur under any Indebtedness for Borrowed Money aggregating $100,000 or more issued, assumed or guaranteed by the Company or any Subsidiary, or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such Indebtedness for Borrowed Money (whether or not such maturity is in fact accelerated), or any such Indebtedness for Borrowed Money shall not be paid when due (whether by lapse of time, acceleration or otherwise and any grace period applicable to such default in payment (but in no event in excess of 5 days) shall have lapsed); or

          (g) any judgment or judgments, writ or writs, or warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $100,000 shall be entered or filed against the Company or any Subsidiary or against any of their Property and which remains unvacated, unbonded, unstayed or unsatisfied for a period of 30 days; or

          (h) any agreement purporting to subordinate payment of any Subordinated Debt to the prior payment of any Loan or any other Obligations shall purport to be terminated or shall cease to have any force or effect; or

          (i) the Company or any Subsidiary makes any payment or other distribution on account of the principal of or interest on any Subordinated Debt or any other indebtedness, which payment or distribution as prohibited under the terms of any instrument subordinating such indebtedness to the prior payment of the Loans or any of the other Obligations; or

          (j) the Company or any member of its Controlled Group shall fail to pay when due an amount or amounts aggregating in excess $100,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $100,000 (collectively, a "Material Plan") shall be filed under Title IV of ERISA by the Company or any other member of its Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against the Company or any member of its Controlled Group to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or

          (k) dissolution or termination of the existence of the Company or any Subsidiary (except for the merger of a Subsidiary into the Company to effect a Permitted Acquisition); or

          (l) the Company shall not have obtained on or before November 15, 1996 (the "Financing Deadline") from one or more commercial banks their written commitments (subject to no conditions precedent to funding other than those customarily required by prudent lenders similarly situated extending like credit) for their participation in additional credit to be extended on the terms and conditions of this Agreement (except to the extent the Lenders and the Company in their discretion shall agree to other terms) which when taken together with the Commitments then in effect hereunder would aggregate at least $35,000,000; or

          (m) BACE Investments, Mesirow and Edgewater, taken collectively, shall at any time and for any reason cease to own, both legally and beneficially, at least 51% of the issued and outstanding Voting Stock of the Company; or

          (n) the Company or any Subsidiary shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action in furtherance of any matter described in parts (i) through (v) above, or (vii) fail to contest in good faith any appointment or proceeding described in Section 9.1(o) hereof; or

          (o) a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for the Company or any Subsidiary or any substantial part of any of their Property, or a proceeding described in
     Section 9.1(n)(v) shall be instituted against the Company or any Subsidiary, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 days.

     Section 9.2. Non-Bankruptcy Defaults. When any Event of Default described in subsection (a) through (m), both inclusive, of Section 9.1 has occurred and is continuing, the Agent shall, upon the request of the Required Lenders, by notice to the Company, take one or more of the following actions:

          (a) terminate the obligations of the Lenders to extend any further credit hereunder on the date (which may be the date thereof) stated in such notice;

          (b) declare the principal of and the accrued interest on the Notes to be forthwith due and payable and thereupon the Notes, including both principal and interest and all fees, charges and other Obligations payable hereunder and under the other Loan Documents, shall be and become immediately due and payable without further demand, presentment, protest or notice of any kind; and

          (c) enforce any and all rights and remedies available to it under the Loan Documents or applicable law.

     Section 9.3. Bankruptcy Defaults. When any Event of Default described in subsection (n) or (o) of Section 9.1 has occurred and is continuing, then the Notes, including both principal and interest, and all fees, charges and other Obligations payable hereunder and under the other Loan Documents, shall immediately become due and payable without presentment, demand, protest or notice of any kind, and the obligations of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate. In addition, the Agent may exercise any and all remedies available to it under the Loan Documents or applicable law.


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


SECTION 10. THE AGENT

     Section 10.1. Appointment and Authorization. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers hereunder and under the other Loan Documents as are designated to the Agent by the terms hereof and thereof together with such powers as are reasonably incidental thereto. The Lenders expressly agree that the Agent is not acting as a fiduciary of the Lenders in respect of the Loan Documents, the Company or otherwise, and nothing herein or in any of the other Loan Documents shall result in any duties or obligations on the Agent or any of the Lenders except as expressly set forth herein. The Agent may resign at any time by sending 20 days prior written notice to the Company and the Lenders. In the event of any such resignation, the Required Lenders may appoint a new agent after consultation with the Company, which shall succeed to all the rights, powers and duties of the Agent hereunder and under the other Loan Documents. Any resigning Agent shall be entitled to the benefit of all the protective provisions hereof with respect to its acts as an agent hereunder, but no successor Agent shall in any event be liable or responsible for any actions of its predecessor. If the Agent resigns and no successor is appointed, the rights and obligations of such Agent shall be automatically assumed by the Required Lenders and (i) the Company shall be directed to make all payments due each Lender hereunder directly to such Lender and (ii) the Agent's rights in the Collateral Documents shall be assigned without representation, recourse or warranty to the Lenders as their interests may appear.

     Section 10.2. Rights as a Lender. The Agent has and reserves all of the rights, powers and duties hereunder and under the other Loan Documents as any Lender may have and may exercise the same as though it were not the Agent and the terms "Lender" or "Lenders" as used herein and in all of such documents shall, unless the context otherwise expressly indicates, include the Agent in its individual capacity as a Lender.

     Section 10.3. Standard of Care. The Lenders acknowledge that they have received and approved copies of the Loan Documents and such other information and documents concerning the transactions contemplated and financed hereby as they have requested to receive and/or review. The Agent makes no representations or warranties of any kind or character to the Lenders with respect to the validity, enforceability, genuineness, perfection, value, worth or collectibility hereof or of the Notes or any of the other Obligations or of any of the other Loan Documents or of the Liens provided for thereby or of any other documents called for hereby or thereby or of the Collateral. The Agent need not verify the worth or existence of the Collateral and may rely exclusively on reports of the Company in computing the Term Credit Earnings limit and Revolver Advance Limit. Neither the Agent nor any director, officer, employee, agent or representative thereof (including any security trustee therefor) shall in any event be liable for any clerical errors or errors in judgment, inadvertence or oversight, or for action taken or omitted to be taken by it or them hereunder or under the other Loan Documents or in connection herewith or therewith except for its or their own gross negligence or willful misconduct. The Agent shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, certificate, warranty, instruction or statement (oral or written) of anyone (including anyone in good faith believed by it to be authorized to act on behalf of the Company), unless it has actual knowledge of the untruthfulness of same. The Agent may execute any of its duties hereunder by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agencies hereby created and its duties hereunder, and shall incur no liability to anyone and be fully protected in acting upon the advice of such counsel. The Agent shall be entitled to assume that no Default or Event of Default exists unless notified to the contrary by a Lender. The Agent shall in all events be fully protected in acting or failing to act in accord with the instructions of the Required Lenders. Upon the occurrence of an Event of Default hereunder, the Agent shall take such action with respect to the enforcement of the Liens on the Collateral and the preservation and protection thereof as it shall be directed to take by the Required Lenders but unless and until the Required Lenders have given such direction the Agent shall take or refrain from taking such actions as it deems appropriate and in the best of interest of all Lenders. The Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by the Agent by reason of taking or continuing to take any such action. The Agent may treat the owner of any Note as the holder thereof until written notice of transfer shall have been filed with the Agent signed by such owner in form satisfactory to the Agent. Each Lender acknowledges that it has independently and without reliance on the Agent or any other Lender and based upon such information, investigations and inquiries as it deems appropriate made its own credit analysis and decision to extend credit to the Company. It shall be the responsibility of each Lender to keep itself informed as to the creditworthiness of the Company and the Agent shall have no liability to any Lender with respect thereto.

     Section 10.4. Costs and Expenses. Each Lender agrees to reimburse the Agent for all costs and expenses suffered or incurred by the Agent or any security trustee in performing its duties hereunder and under the other Loan Documents, or in the exercise of any right or power imposed or conferred upon the Agent hereby or thereby, to the extent that the Agent is not promptly reimbursed for same by the Company or out of the Collateral, all such costs and expenses to be borne by the Lenders ratably in accordance with the amounts of their respective Commitments. If any Lender fails to reimburse the Agent for such Lender's share of any such costs and expenses, such costs and expenses shall be paid pro rata by the remaining Lenders, but without in any manner releasing the defaulting Lender from its liability hereunder.

     Section 10.5. Indemnity. The Lenders shall ratably indemnify and hold the Agent, and its directors, officers, employees, agents and representatives (including as such any security trustee therefor) harmless from and against any liabilities, losses, costs and expenses suffered or incurred by them hereunder or under the other Loan Documents or in connection with the transactions contemplated hereby or thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Company or out of the Collateral and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified. If any Lender defaults in its obligations hereunder, its share of the obligations shall be paid pro rata by the remaining Lenders, but without in any manner releasing the defaulting Lender from its liability hereunder.

SECTION 11. MISCELLANEOUS.

     Section 11.1. Withholding Taxes. (a) Payments Free of Withholding. Except as otherwise required by law and subject to Section 11.1(b) hereof, each payment by the Company under this Agreement and under any other Loan Document shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient) imposed by or within the jurisdiction in which the Company is domiciled, any jurisdiction from which the Company makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Company shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender and the Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Lender or the Agent (as the case may
be) would have received had such withholding not been made. If the Agent or any Lender pays any amount in respect of any such taxes, penalties or interest, the Company shall reimburse the Agent or such Lender for that payment on demand in the currency in which such payment was made. If the Company pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Lender or Agent on whose account such withholding was made (with a copy to the Agent if not the recipient of the original) on or before the thirtieth day after payment.

     (b) U.S. Withholding Tax Exemptions. Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Company and the Agent on or before the earlier of the date the initial Borrowing is made hereunder and 30 days after the date hereof, two duly completed and signed copies of either Form 1001 (relating to such Lender and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Lender, including fees, pursuant to the Loan Documents and the Loans) or Form 4224 (relating to all amounts to be received by such Lender, including fees, pursuant to the Loan Documents and the Loans) of the United States Internal Revenue Service. Thereafter and from time to time, each Lender shall submit to the Company and the Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) requested by the Company in a written notice, directly or through the Agent, to such Lender and (ii) required under then-current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender, including fees, pursuant to the Loan Documents or the Loans.

     (c) Inability of Bank to Submit Forms. If any Lender determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Company or the Agent any form or certificate that such Lender is obligated to submit pursuant to subsection (b) of this Section 11.1 or that such Lender is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender shall promptly notify the Company and Agent of such fact and the Lender shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

     Section 11.2. Non-Business Days. If any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable. In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest.

     Section 11.3. No Waiver, Cumulative Remedies. No delay or failure on the part of any Lender or on the part of any holder of any of the Obligations in the exercise of any power or right shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies hereunder of the Lenders and any of the holders of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

     Section 11.4. Waivers, Modifications and Amendments. Any provision hereof or of any of the other Loan Documents may be amended, modified, waived or released and any Default or Event of Default and its consequences may be rescinded and annulled upon the written consent of the Required Lenders; provided, however, that without the consent of all Lenders no such amendment, modification or waiver shall increase the amount or extend the term of any Lender's Commitment or reduce the amount of any principal of or interest rate applicable to, or extend the maturity of, any Obligation owed to it or reduce the amount of the fees to which it is entitled hereunder or release any substantial (in value) part of the collateral security afforded by the Collateral Documents (except in connection with a sale or other disposition required to be effected by the provisions hereof or of the Collateral Documents) or change this Section or change the definition of "Required Lenders" or change the number of Lenders required to take any action hereunder or under any of the other Loan Documents. No amendment, modification or waiver of the Agent's protective provisions shall be effective without the prior written consent of the Agent.

     Section 11.5. Costs and Expenses. The Company agrees to pay on demand the reasonable costs and expenses of the Agent in connection with the negotiation, preparation, execution and delivery of this Agreement, the other Loan Documents and the other instruments and documents to be delivered hereunder or thereunder, and in connection with the recording or filing of any of the foregoing, and in connection with the transactions contemplated hereby or thereby, and in connection with any consents hereunder or waivers or amendments hereto or thereto, including the fees and expenses of Messrs. Chapman and Cutler, counsel for the Agent, with respect to all of the foregoing (whether or not the transactions contemplated hereby are consummated). The Company further agrees to pay to Agent and the Lenders and any other holders of the Obligations all reasonable costs and expenses (including court costs and attorneys' fees), if any, incurred or paid by the Agent, the Lenders or any other holders of the Obligations in connection with any Default or

Event of Default or in connection with the enforcement of this Agreement or any of the other Loan Documents or any other instrument or document delivered hereunder or thereunder. The Company further agrees to indemnify and save the Lenders, the Agent and any security trustee for the Lenders harmless from any and all liabilities, losses, costs and expenses incurred by the Lenders or the Agent in connection with any action, suit or proceeding brought against the Agent, or any security trustee or any Lender by any Person (but excluding attorneys' fees for litigation solely between the Lenders to which the Company is not a party) which arises out of the transactions contemplated or financed hereby or out of any action or inaction by the Agent, any security trustee or any Lender hereunder or thereunder, except for such thereof as is caused by the gross negligence or willful misconduct of the party seeking to be indemnified. The provisions of this Section and the protective provisions of Section 2 hereof shall survive payment of the Obligations.

     Section 11.6. Documentary Taxes. The Company agrees to pay on demand any documentary, stamp or similar taxes payable in respect of this Agreement or any other Loan Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

     Section 11.7. Survival of Representations. All representations and warranties made herein or in any of the other Loan Documents or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.

     Section 11.8. Survival of Indemnities. All indemnities and other provisions relative to reimbursement to the Agent and the Lenders of amounts sufficient to protect the yield of the Agent and the Lenders with respect to the Loans, including, but not limited to, Sections 2.7, 2.8 and 2.9 hereof, shall survive the termination of this Agreement and the payment of the Obligations.

     Section 11.9. Participations. Any Lender may grant participations in its extensions of credit hereunder to any other Lender or other lending institution (a "Participant"), provided that (i) no Participant shall thereby acquire any direct rights under this Agreement, (ii) no Lender shall agree with a Participant not to exercise any of such Lender's rights hereunder without the consent of such Participant except for rights which under the terms hereof may only be exercised by all Lenders and (iii) no sale of a participation in extensions of credit shall in any manner relieve the selling Lender of its obligations hereunder.

     Section 11.10. Assignment Agreements. Each Lender may, from time to time upon at least 5 Business Days' prior written notice to the Agent, assign to other commercial lenders part of its rights and obligations under this Agreement (including without limitation the indebtedness evidenced by the Notes then owned by such assigning Lender, together with an equivalent proportion of its Commitments to make Loans hereunder) pursuant to written agreements executed by such assigning Lender, such assignee lender or lenders, the Company and the Agent, which agreements shall specify in each instance the portion of the indebtedness evidenced by the Notes which is to be assigned to each such assignee lender and the portion of the Commitments of the assigning Lender to be assumed by it (the "Assignment Agreements"); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of the assigning Lender's rights and obligations under this Agreement and the assignment shall cover the same percentage of such Lender's Commitments, Loans and Notes; (ii) unless the Agent otherwise consents, the aggregate amount of the Commitments, Loans and Notes of the assigning Lender being assigned pursuant to each such assignment (determined as of the effective date of the relevant Assignment Agreement) shall in no event be less than $5,000,000 and shall be an integral multiple of $1,000,000; (iii) the Agent and the Company must each consent, which consent shall not be unreasonably withheld, to each such assignment to a party which was not an original signatory of this Agreement; and (iv) the assigning Lender must pay to the Agent a processing and recordation fee of $2,500 and any out-of-pocket attorneys' fees and expenses incurred by the Agent in connection with such Assignment Agreement. Upon the execution of each Assignment Agreement by the assigning Lender thereunder, the assignee lender thereunder, the Company and the Agent and payment to such assigning Lender by such assignee lender of the purchase price for the portion of the indebtedness of the Company being acquired by it, (i) such assignee lender shall thereupon become a "Lender" for all purposes of this Agreement with Commitments in the amounts set forth in such Assignment Agreement and with all the rights, powers and obligations afforded a Lender hereunder, (ii) such assigning Lender shall have no further liability for funding the portion of its Commitments assumed by such other Lender and (iii) the address for notices to such assignee Lender shall be as specified in the Assignment Agreement executed by it. Concurrently with the execution and delivery of such Assignment Agreement, the Company shall execute and deliver Notes to the assignee Lender in the respective amounts of its Commitments under the Revolving Credit and the Term Credit and new Notes to the assigning Lender in the respective amounts of its Commitments under the Revolving Credit and the Term Credit after giving effect to the reduction occasioned by such assignment, all such Notes to constitute "Notes" for all purposes of this Agreement and of the other Loan Documents.

     Section 11.11. Notices. Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, in the case of the Company, or on the appropriate signature page hereof, in the case of the Lenders and the Agent, or such other address or telecopier number as such party may hereafter specify by notice to the Agent and the Company given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices hereunder to the Company shall be addressed to:


                    1522 Blake Street
                    Denver, Colorado 80202
                    Attention: Craig Zoellner
                    Telephone: (303) 620-9090
                    Telecopy:  (303) 620-9016

                    With a copy to (in case of notices of default):
                    R. Scott Pullara
                    Sherman and Howard, LLC
                    633 17th Street
                    Suite 3000
                    Denver, Colorado 80202

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section; provided that any notice given pursuant to Section 1 or Section 2 hereof shall be effective only upon receipt.

     Section 11.12. Construction. The parties hereto acknowledge and agree that this Agreement and the other Loan Documents shall not be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation of this Agreement and the other Loan Documents. NOTHING CONTAINED HEREIN SHALL BE DEEMED OR CONSTRUED TO PERMIT ANY ACT OR OMISSION WHICH IS PROHIBITED BY THE TERMS OF ANY OF THE OTHER LOAN DOCUMENTS, THE COVENANTS AND AGREEMENTS CONTAINED HEREIN BEING IN ADDITION TO AND NOT IN SUBSTITUTION FOR THE COVENANTS AND AGREEMENTS CONTAINED IN THE OTHER LOAN DOCUMENTS.

     Section 11.13. Headings. Section headings used in this Agreement are for convenience of reference only and are not a part of this Agreement for any other purpose.

     Section 11.14. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement and the other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or the other Loan Documents invalid or unenforceable.

     Section 11.15 Counterparts. This Agreement may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 11.16. Entire Understanding. This Agreement together with the other Loan Documents constitute the entire understanding of the parties with respect to the subject matter hereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby except for prior understandings related to fees payable to the Agent upon the initial closing of the transactions contemplated hereby.

     Section 11.17. Binding Nature, Governing Law, Etc. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Agent and the Lenders and the benefit of their successors and assigns, including any subsequent holder of an interest in the Obligations. The Company may not assign its rights hereunder without the written consent of the Lenders. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     Section 11.18. Submission to Jurisdiction; Waiver of Jury Trial. The Company hereby submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. THE COMPANY, THE AGENT, AND EACH LENDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

     Upon your acceptance hereof in the manner hereinafter set forth, this Agreement shall constitute a contract between us for the uses and purposes hereinabove set forth.

     Dated as of this 15th day of May, 1996.


                                        RENTX INDUSTRIES, INC.



                                        By /s/ CRAIG J. ZOELLNER
                                           -----------------------------------
                                        Name:  Craig J. Zoellner
                                        Title: Vice President

     Accepted and Agreed to at Chicago, Illinois as of the day and year last above written.

     Each of the Lenders hereby agrees with each other Lender that if it should receive or obtain any payment (whether by voluntary payment, by realization upon collateral, by the exercise of rights of set-off or banker's lien, by counterclaim or cross action, or by the enforcement of any rights under this Agreement, any of the other Loan Documents or otherwise) in respect of the Obligations in a greater amount than such Lender would have received had such payment been made to the Agent and been distributed among the Lenders as contemplated by Section 3.5 hereof then in that event the Lender receiving such disproportionate payment shall purchase for cash without recourse from the other Lenders an interest in the Obligations of the Company to such Lenders in such amount as shall result in a distribution of such payment as contemplated by Section 3.5 hereof. In the event any payment made to a Lender and shared with the other Lenders pursuant to the provisions hereof is ever recovered from such Lender, the Lenders receiving a portion of such payment hereunder shall restore the same to the payor Lender, but without interest.

Amount and Percentage of Commitments:


Revolving Credit    Term Loan
Commitment:         Commitment:
$1,380,000          $7,620,000

                                        HARRIS TRUST AND SAVINGS BANK



                                        By  /s/ BONNIE A. POLIC
                                            ----------------------------------
                                        Name: Bonnie A. Polic
                                             ---------------------------------
                                        Title: Vice President
                                              --------------------------------

                                        111 West Monroe Street
                                        Chicago, Illinois 60603
                                        Attention: Emerging Majors-West
                                        Telephone: (312) 461-5415
                                        Telecopy:  (312) 461-2591

Revolving Credit    Term Loan
Commitment:         Commitment:
$920,000            $5,080,000


                                        LASALLE NATIONAL BANK



                                        By /s/ CAROL MORSE
                                          ------------------------------------
                                        Name: Carol Morse
                                             ---------------------------------
                                        Title: Vice President
                                              --------------------------------


                                        120 South LaSalle Street
                                        Chicago, Illinois 60603
                                        Attention: Carol Morse
                                        Telephone: (312) 904-8128
                                        Telecopy:  (312) 904-6457

                                   EXHIBIT A

                             RENTX INDUSTRIES, INC.
                             REVOLVING CREDIT NOTE

                                                               Chicago, Illinois
$_______________                                                    May __, 1996

     On the Revolving Credit Termination Date, for value received, the undersigned, RENTX INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of _______________ (the "Lender"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) _______________________ and no/100 Dollars ($___________),
or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Revolving Credit Loans owing from the Company to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.

     This Note evidences loans constituting part of a "Domestic Rate Portion" and "LIBOR Portions" as such terms are defined in that certain Credit Agreement dated as of May 15, 1996, between the Company, Harris Trust and Savings Bank, individually and as Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement") made and to be made to the Company by the Lender under the Revolving Credit provided for under the Credit Agreement, and the Company hereby promises to pay interest at the office described above on each loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

     Each loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to the Company against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Company agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall, absent manifest error, be prima facie evidence of the unpaid principal balance of this Note, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto.

     This Note is issued by the Company under the terms and provisions of the Credit Agreement and is secured by, among other things, the Collateral Documents, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

     The Company hereby promises to pay all reasonable costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Company hereby waives presentment for payment and demand. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                                        RENTX INDUSTRIES, INC.

                                        By
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                   EXHIBIT B

                             RENTX INDUSTRIES, INC.
                                   TERM NOTE

                                                               Chicago, Illinois
$_______________                                                    May __, 1996

     On the Term Credit Termination Date, for value received, the undersigned, RENTX INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of _______________ (the "Lender"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) _______________________ and no/100 Dollars ($___________), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Term Loans owing from the Company to the Lender under the Term Credit provided for in the Credit Agreement hereinafter mentioned.

     This Note evidences loans constituting part of a "Domestic Rate Portion" and "LIBOR Portions" as such terms are defined in that certain Credit Agreement dated as of May 15, 1996, between the Company, Harris Trust and Savings Bank, individually and as Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement") made and to be made to the Company by the Lender under the Term Credit provided for under the Credit Agreement, and the Company hereby promises to pay interest at the office described above on each loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

     Each loan made under the Term Credit provided for in the Credit Agreement by the Lender to the Company against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Company agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall, absent manifest error, be prima facie evidence of the unpaid principal balance of this Note, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto.

     This Note is issued by the Company under the terms and provisions of the Credit Agreement and is secured by, among other things, the Collateral Documents, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

     The Company hereby promises to pay all reasonable costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Company hereby waives presentment for payment and demand. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                                        RENTX INDUSTRIES, INC.



                                        By
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                   EXHIBIT C

                             COMPLIANCE CERTIFICATE



To:  Harris Trust and Savings Bank, as
     Agent under, and the Lenders party
     to, the Credit Agreement described
     below


     This Compliance Certificate is furnished to the Agent and the Lenders pursuant to that certain Credit Agreement dated as of May 15, 1996, by and among RentX Industries, Inc. (the "Company") and you (the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1. I am the duly elected _________________________________ of the Company;

     2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements;

     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below;

     4. The financial statements required by Section 8.5 of the Credit Agreement and being furnished to you concurrently with this Certificate are true, correct and complete as of the date and for the periods covered thereby; and

     5. The Attachment hereto sets forth financial data and computations evidencing the Company's compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

     Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking, or proposes to take with respect to each such condition or event:

     _________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________

     The foregoing certifications, together with the computations set forth in the Attachment hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _________ day of __________________ 19___.



                                             -----------------------------------
                                                                 ,
                                             -------------------- --------------
                                             (Print or Type Name)    (Title)

                      ATTACHMENT TO COMPLIANCE CERTIFICATE
                             RENTX INDUSTRIES, INC.

                  Compliance Calculations for Credit Agreement
                            Dated as of May 15, 1996
                    Calculations as of _____________, 19___

________________________________________________________________________________

A. Revolver Store Advance Limit (Section 1.1)

   1. Aggregate principal of Revolving
      Credit Loans                                                    $________

   2. Cumulative amount expended
      on rental inventory and equipment for
      Acquired and Start-Up Stores                                    $________

   3. Line A2 multiplied by .60                                       $________

   4. Sum of Line A3 and $200,000                                     $________

   5. Per Section 1.1 Line A4 must
      be less than Line A1
      Company is in compliance? (Circle yes or no)                     Yes/No
                                                                      =========

B. Term Credit Earnings Limit (Section 1.3)

   1. Aggregate amount of Term Loans                                  $________

   2. Net Income as defined                                           $________

   3. Amounts deducted in arriving at
      Net Income in respect of

      (a) Interest Expense                              $________
      (b) Taxes                                         $________
      (c) Depreciation and amortization                 $________
      (d) Aggregate management fees,
          non-operating expenses, excess
          compensation and etc.                         $________

   4. Sum of Lines B2, B3(a), (b), (c)
      and (d) ("EBITDA")                                              $________

   5. Pro forma adjustments in respect of:

      (a) Actual EBITDA of Acquired Stores
          determined in accordance with lines
          B3 and B4 during the:

          (i)  period after the Permitted
               Acquisition Closing                      $________
          (ii) pre-acquisition period
               (including expenditures for
               rental inventory and equipment)          $________

      (b) For Start-Up Stores commencing
          operations within 12 months of
          close of relevant period: .25x
          aggregate expended amount for
          rental inventory and equipment                $________

      (c) For Start-Up Stores commencing
          operations more than months but
          less than 24 months of close of
          relevant period:

          (i)  .25x the aggregate amount
               expended prior to the 13th
               calendar month to purchase
               rental inventory and equipment
               further multiplied by ___/12             $________
          (ii) Actual EBITDA for Start-Up
               Stores beginning with 13th
               calendar month                           $________

      (d) Actual EBITDA of Start-Up Stores
          which commence operations 24
          calendar months or more prior to
          the close of the relevant period              $________

   6. Sum of Lines B4, B5(a)(i) and (ii),
      B5(b), B5(c)(i) and (ii) and B5(d)
      ("Pro forma Adjusted Cash Flow")                                $________

   7. 3x Line B6 ("Term Credit Earnings Limit")                       $________

   8. Per Section 1.3 Line B1 must not exceed
      Line B7
      Company is in compliance? (circle yes or no)                     Yes/No
                                                                      =========

C. Inventory Leases (Section 8.7)
   Per Section 8.7, the value of property leased
   shall not exceed $1,500,000
   Company is in compliance? (circle yes or no)                        Yes/No
                                                                      =========

D. Store Leases (Section 8.8)
   Per Section 8.8, the value of property leased
   with a term greater than 5 years shall not be
   greater than 10% of the value of all leased
   property.
   Company is in compliance? (circle yes or no)                        Yes/No
                                                                      =========

E. Senior Funded Debt Ratio (Section 8.9)

   1. Senior Funded Debt as defined                                   $________

   2. Pro forma Adjusted Cash Flow (Line B6)                          $________

   3. Ratio of Line E1 to Line E2                                         :1.0
                                                                      =========

   4. Per Section 8.9 Line E3 may not be
      greater than                                                     3.0:1.0
                                                                      =========
   5. Company is in compliance? (circle yes or no)                     Yes/No
                                                                      =========

F. Actual EBITDA (Section 8.10)

   1. EBITDA of Acquired Stores owned for
      duration of measurement period                                  $________

   2. EBITDA of Acquired Stores not owned for
      duration of measurement period as
      determined for quarters while owned                             $________

   3. Corporate Overhead deducted in F1 and F2                        $________

   4. Sum of Lines F1, F2 and F3
      ("Adjusted Actual EBITDA:)                                      $________

   5. EBITDA (Line B4)                                                $________

   6. EBITDA of Acquired Stores for
      period as per definition
      of "Adjusted Base EBITDA"                                       $________

   7. Ratio of Line F4 to Line F6
      ("Cash Flow Shrinkage Ratio")                                       :1.0
                                                                      =========

   8. Per Section 8.10 Cash Flow Shrinkage
      Ratio must not be less than                                      .85:1.0
                                                                      =========

   9. Company is in compliance? (circle yes or no)                     Yes/No
                                                                      =========

G. Overhead to Revenue Ratio (Section 8.11)

   1. Aggregate Corporate Overhead as defined                         $________

   2. For each Start-Up Store commencing
      operations within 12 months prior to the
      close of the relevant period: .80x aggregate
      amount expended for rental inventory
      and equipment                                                   $________

   3. For each Start-Up Store commencing
      operations within more than 12 months
      but less than 24 months prior to the close
      of the relevant period: gross revenues
      for period up to 13th calendar month
      plus .80x aggregate amount expended for
      rental inventory and equipment                                  $________

   4. Gross revenues at each Start-Up Store
   commencing operations more than 24
   months prior to the close of the relevant
   period                                                             $________

   5. Sum of Line G2, G3 and G4                                       $________

   6. Ratio of G1 to G5 ("Overhead Ratio")                                :1.0
                                                                      =========

   7. Per Section 8.11 Overhead Ratio shall not
      be greater than                                                     :1.0
                                                                      =========

   8. Company is in compliance (circle yes or no)                      Yes/No
                                                                      =========

H. Store Openings (Section 8.12)

   1. Number of Start-Up Stores                                       _________

   2. Number of all rental stores                                     _________

   3. Ratio of H1 to H2                                                   :1.0
                                                                      =========

   4. Per Section 8.12, Company may not
      commence the operations of a new
      Start-Up Store if Line 3 exceeds                                .25 to 1
                                                                      =========

                                  SCHEDULE 6.2

                                  SUBSIDIARIES

                             JURISDICTION OF                PERCENTAGE
         NAME                 INCORPORATION                 OWNERSHIP
         ====                ---------------                ----------
                                  NONE

                                 SCHEDULE 8.14

                                PERMITTED LIENS

Secured Party               Collateral
-------------               ----------
Makita U.S.A., Inc.         Makita merchandise and parts which are purchased on
                            open account.

Rex Oil Company             Oil storage and pumping equipment leased by Zodiac
                            Rentals.

Wacker Corporation          Wacker merchandise and parts which are purchased on
                            open account.

Nagata America Corporation  Consigned inventory from Nagata and maintenance parts for such inventory.

                             RENTX INDUSTRIES, INC.
                      FIRST AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank
Chicago, Illinois

LaSalle National Bank
Chicago, Illinois

Ladies and Gentlemen:

     Reference is hereby made to that certain Credit Agreement dated as of May 15, 1996 (the "Credit Agreement") currently in effect by and among, RentX Industries, Inc., a Delaware corporation (the "Company"), and you (the "Lenders"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Company hereby applies to the Lenders to increase the amount of the Revolving Credit Commitments, to increase the amount of the Term Loan Commitments, to extend the Revolving Credit Termination Date, to extend the Term Credit Termination Date, to amend certain of the financial covenants contained therein, to add Bank One, Chicago, N.A. as a Lender under the Credit Agreement and to make certain other amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

1. INCREASE OF COMMITMENT AMOUNTS.

     The amount of each Lender's Commitment set forth opposite its name on its signature page to the Credit Agreement shall be amended and as so amended shall be restated as follows:

                               AMOUNT OF REVOLVING   AMOUNT OF TERM
           LENDER               CREDIT COMMITMENT   CREDIT COMMITMENT

Harris Trust and Savings Bank        $2,142,857.14     $15,000,000.00
LaSalle National Bank                $1,428,571.43     $10,000,000.00

2. ADDITION OF NEW LENDER.

     Upon the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be and hereby is amended as follows:

     2.01. Bank One, Chicago, N.A. (herein, the "New Lender") shall have all the rights, benefits, duties and obligations of a Lender under the Credit Agreement and the Collateral

Documents. The New Lender agrees that it will perform all of the duties and obligations which by the terms of the Credit Agreement and the Collateral Documents are required to be performed by it as a Lender with Commitments as of the date it first becomes a New Lender as follows:

             Term Credit Commitment:      $10,000,000.00
             Revolving Credit Commitment: $ 1,428,571.43

Accordingly, all references in the Credit Agreement and the Collateral Documents to the terms "Lender" and "Lenders" shall be deemed to include, and be a reference to, the New Lender.

     2.02. All references in the Credit Agreement and the Collateral Documents to the Notes or any of them shall be deemed to include, and be a reference to, the Revolving Credit Note and the Term Note issued pursuant hereto by the Company to the New Lender.

     2.03. The New Lender shall be deemed a Lender signatory to the Credit Agreement and the following address and Commitments shall be deemed to appear on the Lenders' signature page in the Credit Agreement as so amended for the New Lender:

          800 Davis Street
          Evanston, Illinois  60201
          Attention:  Robert J. Buerger
          Revolving Credit Commitment:  $1,428,571.43
          Term Loan Commitment:  $10,000,000.00

3. AMENDMENTS.

     3.01. The third sentence of Section 1.1 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

          "The Revolving Credit may be utilized by the Company in the form of Revolving Credit Loans, all as more fully hereinafter set forth; provided, however, that the aggregate principal amount of Revolving Credit Loans outstanding at any one time shall not exceed the lesser of
          (x) the Revolving Credit Commitments or (y) the Revolver Advance Limit as then determined and computed or (z) the excess (if any) of the Maximum Available Credit over the aggregate cumulative principal amount of Term Loans extended hereunder (whether or not subsequently repaid)."

     3.02. The first sentence of Section 1.3(a) of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

          "Subject to the terms and conditions hereof, each Lender severally agrees to make loans (individually a "Term Loan" and collectively the "Term Loans") to the Company in a cumulative amount not exceeding such Lender's commitment set forth opposite such Lender's signature hereto under the heading "Term Loan Commitment" or as otherwise provided in Section 11.10 hereof, as such amount may be reduced pursuant hereto; provided, however, that (i) the aggregate amount of Term Loans outstanding at any one time shall not exceed the Term Credit Earnings Limit as then determined and computed and (ii) the aggregate cumulative amount of Term Loans made on and after May 15, 1996 shall at no time exceed the excess of the Term Loan Commitments over the principal amount of Revolving Credit Loans then outstanding."

     3.03. The third sentence of Section 1.3(a) of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

          "Each Borrowing of Term Loans shall be in a minimum amount of $250,000; provided, however, that a Borrowing of Term Loans which bears interest with reference to the Adjusted LIBOR shall be in such greater amount as is required by
          Section 2 hereof."

     3.04. Section 1 of the Credit Agreement is hereby amended by inserting immediately at the end of Section 1.4 thereof, a new Section 1.5 which reads as follows:

          "Section 1.5. Maximum Available Credit. Notwithstanding anything herein to the contrary, the maximum amount of credit available under the Lenders' Commitments shall in no event exceed the Maximum Available Credit. For the purposes of calculating the amount of credit available in accordance with the immediately preceding sentence, a Term Loan shall be deemed outstanding even if such Term Loan has been made and subsequently repaid. Accordingly, the sum of (i) the principal amount of the Term Loans made on and after May 15, 1996 (whether or not subsequently repaid) and (ii) the principal amount of the Revolving Credit Loans at any one time outstanding shall in no event at any time exceed the Maximum Available Credit as then determined and computed."

     3.05. Sections 3.1(a) and 3.1(b) of the Credit Agreement are hereby amended in their entireties and as so amended are restated to read as follows:

          "Section 3.1. Fees. (a) Commitment Fee. For the period from and including the date on which the First Amendment hereto becomes effective to but not including the later of the Revolving Credit Termination Date or the Term Credit Termination Date, the Company shall pay to the Agent for the account of the Lenders a commitment fee at the rate of 1/2 of 1% per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) on the average daily unused amount (the Maximum Available Credit to be deemed used as of any day in an amount equal to the sum of
          (i) the principal of each Term Loan made on or prior to such date, whether or not subsequently repaid, and (ii) the principal amount of Revolving Credit Loans outstanding as of the close of such day) of the Maximum Available Credit (whether or not available). Such commitment fee shall be payable quarterly in arrears on the last day of each June, September, December, and March in each year (commencing December 31, 1996) and on the later of such Termination Dates.

          (b) [Intentionally Omitted]"

     3.06. Sections 3.1(d) is hereby amended in its entirety and as so amended is restated to read as follows:

          (d) Closing Fee. The Company paid to the Agent as of the date hereof a closing fee of $75,000 for the account of the following Lenders and the following amounts: $45,000 to Harris Trust and Savings Bank ("Harris"); and $30,000 to LaSalle National Bank ("LaSalle"). On the date the First Amendment to this Agreement becomes effective, the Company shall pay an additional closing fee of $100,000 to the Agent for the account of the following Lenders in the following amounts: $30,000 to Harris; $20,000 to LaSalle; and $50,000 to Bank One, Chicago, N.A. ("Bank One"). On or before the earlier of (x) the maturity of the Revolving Credit Notes (whether by lapse of time, acceleration or otherwise) or (y) an initial public offering of debt or equity securities issued by the Company or any Subsidiary, the Company shall pay an additional closing fee equal to $175,000 to the Agent for the account of the Lenders in the following amounts: $75,000 to Harris; $50,000 to LaSalle; and $50,000 to Bank One. Such closing fees shall be deemed fully earned and nonrefundable upon the Lenders' acceptance of the First Amendment to this Agreement."

     3.07. Section 3.3(a) of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

          "Section 3.3. Mandatory Prepayments. (a) Revolver Advance Limit. The Company covenants and agrees that if at any time the then unpaid principal balance of the Revolving Credit Notes shall be in excess of the lesser of
          (i) the Revolver Advance Limit as then determined and computed or (ii) the Revolving Credit Commitments at such time, the Company shall, within 2 Business Days after demand from the Agent, pay the amount of such excess to the Agent for the account of the Lenders as and for a mandatory prepayment on such Obligations until payment in full thereof."

     3.08. Section 3.4 of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

          "Section 3.4. Terminations. (a) Voluntary. The Company shall have the right at any time and from time to time, upon 3 Business Days' prior notice to the Agent (which shall promptly so notify the Lenders), to ratably terminate without premium or penalty and in whole or in part (but if in part, then in an aggregate amount not less than $100,000 or such greater amount which is an integral multiple of $100,000) either the Revolving Credit Commitments or the Term Credit Commitments, provided that the Commitments may not be reduced to an amount less than the aggregate principal amount of the Loans then outstanding thereunder.

          (b) Mandatory. The Revolving Credit Commitments of the Lenders shall be concurrently and ratably reduced, dollar for dollar, by the aggregate cumulative principal amount of Term Loans made on and after May 15, 1996 (whether or not subsequently repaid) in excess of $30,000,000.

          (c) Maximum Available Credit. Each reduction in any Commitment, whether voluntary or mandatory, such that the sum of the Commitments after giving effect to such reduction is less than the Maximum Available Credit shall effect a concurrent reduction in the Maximum Available Credit so as to equal such sum of the Commitments.

          (d) Generally. Any termination of the Commitments pursuant to this Section may not be reinstated."

     3.09. Section 5.1 of the Credit Agreement is hereby amended by adding thereto the following new definition:

          "'Eligible Account' means each account receivable of the Company that:

          (a) arises out of the sale or lease by the Company of inventory delivered to and accepted by, or out of the rendition of services fully performed by the Company and accepted by, the account debtor on such account receivable, and in each case such account receivable otherwise represents a final sale;

          (b) is an asset of the Company to which it has good and marketable title, is freely assignable, is subject to a perfected, first priority Lien in favor of the Agent, and is free and clear of any other Lien other than Liens permitted by Section 8.14 hereof;

          (c) the account debtor thereon is not a Subsidiary or Affiliate of the Company;

          (d) is not unpaid more than ninety (90) days after the original due date of the applicable invoice; and

          (e) neither the Agent nor the Required Lenders in the reasonable exercise of their discretion have deemed such account receivable ineligible due to uncertainty as to the creditworthiness of the account debtor or because the Agent or Required Lenders otherwise in the reasonable exercise of their discretion have deemed the collateral value to the Lenders of such account receivable to be impaired or the Lenders' ability to realize such value to be insecure."

     3.10. Section 5.1 of the Credit Agreement is hereby amended by adding thereto the following new definition:

          "'Maximum Available Credit' shall mean $35,000,000 as such amount may be reduced pursuant to Section 3.4 hereof."

     3.11. The definition of "EBITDA" appearing in Section 5.1 of the Credit Agreement is hereby amended by adding a new sentence at the end thereof which reads as follows:

          "Notwithstanding anything herein to the contrary, EBITDA for any Person and with reference to any period, shall exclude any gain to such Person from the sale of rental inventory to the extent more than 20% of the EBITDA of such Person over such period would otherwise be attributable to such gains."

     3.12. Subsections (b) and (c) of the definition of "Proforma Adjusted Cash Flow" appearing in Section 5.1 of the Credit Agreement are hereby amended in their entireties and as so amended are restated to read as follows:

               "(b) The EBITDA attributable to each Start-Up Store which commenced operations in a calendar month no more than 12 calendar months prior to the close of the relevant period shall be included in such Pro forma Adjusted Cash Flow in an amount equal to the greater of (x) the actual EBITDA attributable to such Start-Up Store during the relevant period or (y) the product of (i) 25% and (ii) the aggregate amount expended on a cumulative basis over the period ending with the close of the relevant period to purchase rental inventory and equipment for such Start-Up Store (for such purposes, the amount so expended to mean the hard invoiced costs of such inventory and equipment and delivery costs and to exclude the cost of inventory and equipment acquired as a result of a Permitted Acquisition);

               (c) The EBITDA attributable to each Start-Up Store which commenced operations in a calendar month greater than 12 but no more than 24 calendar months prior to the close of the relevant period shall be included in such Pro forma Adjusted Cash Flow in an amount equal to the sum of
          (i) the greater of (x) the actual EBITDA attributable to such Start-Up Store over the period (the "initial period") beginning on the date such Start-Up Store commenced operations and ending immediately prior to the thirteenth calendar month (the "13th calendar month") following the calendar month in which such Start-Up Store commenced operations or (y) the product of (1) 25% and (2) the aggregate amount expended on a cumulative basis over the same initial period to purchase rental inventory and equipment for such Start-Up Store (for such purposes, the amount so expended to mean the hard invoiced costs of such inventory and equipment and delivery costs and to exclude the cost of inventory and equipment acquired as a result of a Permitted Acquisition) and (3) a fraction, the numerator of which is the number of full calendar months in the relevant period completed prior to such 13th calendar month and the denominator of which is 12, and
          (ii) the actual EBITDA attributable to such Start-Up Store for a period commencing at the beginning of such 13th calendar month and ending with the close of the relevant period; and"

     3.13. The definition of "Revolver Advance Limit" appearing in Section 5.1 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

          "'Revolver Store Advance Limit' shall mean as of any time, the sum of (i) 70% of the then unpaid amount of the Company's Eligible Accounts and (ii) 60% of the aggregate amount expended by the Company and its Subsidiaries during the twelve most recently completed calendar months to purchase rental inventory and equipment for Acquired and Start-Up Stores (for such purposes, the amount expended to mean the hard invoiced cost of such inventory and equipment and delivery costs and to exclude the cost of inventory and equipment acquired as a result of a Permitted Acquisition).

     3.14. The definition of "Revolving Credit Termination Date" appearing in
Section 5.1 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

          "'Revolving Credit Termination Date' means May 31, 1999, or such earlier date on which the Revolving Credit
          Commitments are terminated in whole pursuant to Section
          3.4, 9.2 or 9.3 hereof."

     3.15. The definition of "Term Credit Termination Date" appearing in
Section 5.1 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

          "'Term Credit Termination Date' means May 31, 1999, or such earlier date on which the Term Credit Commitments are terminated in whole pursuant to Section 3.4, 9.2 or 9.3 hereof."

     3.16. Sections 7.1(c) and 7.1(d) of the Credit Agreement are hereby amended in their entireties and as so amended are restated to read as follows:

          "(c) in the case of the extension of each Revolving Credit Loan, after giving effect to such Loan, the aggregate principal amount of all Revolving Credit Loans outstanding under this Agreement shall not exceed the lesser of (i) the Revolving Credit Commitments and (ii) the Revolver Advance Limit as then determined and computed and (iii) the excess (if any) of the Maximum Available Credit over the aggregate cumulative principal amount of Term Loans made on and after May 15, 1996 (whether or not subsequently repaid);

          (d) in the case of the extension of each Term Loan, after giving effect to such Loan and any Permitted Acquisition to be financed thereby,
     (i) the aggregate cumulative principal amount of all Term Loans made on and after May 15, 1996 shall not exceed the Term Credit Commitments less the principal amount of Revolving Credit Loans then outstanding and (ii) the aggregate principal amount of Term Loans then outstanding at such time shall not exceed the Term Credit Earnings Limit as then determined and computed on a pro forma basis assuming the closing of such Permitted Acquisition;"

     3.17. Section 8.5(a) of the Credit Agreement is hereby amended by striking the phrase "and in any event within 30 days" appearing in the first line thereof and inserting therefor the phrase "and in any event within 45 days".

     3.18. Section 8.7 of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

          "Section 8.7. Rental Inventory Leases. The Company shall not, nor shall it permit any Subsidiary to, acquire the use or possession of any Property under a lease or similar arrangement, whether or not the Company or any Subsidiary has the express or implied right to acquire title to or purchase such Property, at any time if, after giving effect thereto, the aggregate value of such Property so acquired (excluding real property used for retail rental store locations) would, when taken together with the amount then outstanding on the purchase money indebtedness and Capitalized Lease Obligations in each case permitted by Section 8.13(b) hereof, at any time aggregate more than $5,000,000."

     3.19. Section 8.13(b) of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

               "(b) purchase money indebtedness and Capitalized Lease Obligations secured by Liens permitted by Section 8.14(e) hereof in an amount which, when taken together with the value of the property leased as permitted by
          Section 8.7 hereof, would not aggregate more than $5,000,000 at any one time outstanding;"

     3.20. Section 8.16(b) of the Credit Agreement is hereby amended by striking the phrase "no later than 30 days prior to the closing" appearing in the fourth and fifth lines thereof and inserting therefor the phrase "no later than 15 days prior to the closing".

     3.21. Section 8.16(b) shall be amended by inserting the following parenthetical immediately at the end thereof:

          "(provided that no such proforma financial projections shall be required for any Acquisition the total consideration for which is less than or equal to $2,000,000; further provided that the total consideration for all Acquisitions since and including the last
          Acquisition for which no such proforma financial projections have been provided aggregates $5,000,000 or less)".

     3.22. Section 8.16(f) of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

          "(f) in the case of any Acquisition the total consideration of which is greater than or equal to $13,000,000, the Required Lenders in their sole discretion shall have provided their written consent to such Acquisition (for purposes of this subsection (f) and subsection (b) above, "consideration" for an Acquisition to have the same meaning as in subsection (c) hereof)."

     3.23. Section 11.11 of the Credit Agreement is hereby amended by striking the second sentence appearing therein and inserting therefor the following:

     "Notices hereunder to the Company shall be addressed to:


     1522 Blake Street
     Denver, Colorado  80202
     Attention:  Craig Zoellner
     Telephone:  (303) 620-9090
     Telecopy:   (303) 620-9016

     With a copy to
     Jeff MacDowell
     BACE Industries LLC
     7401 Vineyard Trail
     Garland, Texas 75044-2144
     Telephone:  (214) 414-6767
     Telecopy:   (214) 414-6868

     With a copy to (in case of notices of default):
     B. Scott Pullara
     Sherman and Howard, LLC
     633 17th Street
     Suite 3000
     Denver, Colorado  80202"
     Telephone:  (303) 297-2900
     Telecopy:   (303) 298-0940

     3.24. Schedule 8.14 to the Credit Agreement by adding the following to such Schedule in the appropriate columns thereof:

Secured Party          Collateral
-------------          ----------
AEL Leasing Co., Inc.  Specific equipment purchased through the use of AEL financing

     3.25. Section 10.3 of the Credit Agreement is hereby amended by inserting immediately following the sixth sentence thereof, the following text:

          "Nothing contained in the immediately preceding sentence shall in any way impair or otherwise affect any claim the Agent or any Lender may have against any such agent or attorney-in-fact for any such default or misconduct."

4. LOAN BY NEW LENDER.

     If upon this Amendment becoming effective there are Loans outstanding under the Credit Agreement, then in that event anything contained in the Credit Agreement to the contrary notwithstanding, substantially concurrent with this Amendment becoming effective there shall be such nonratable Borrowings and repayments under the Credit Agreement, as amended hereby, so that, after giving effect thereto, the percentages of all Lenders' Commitments in use are identical; provided, however, that if there are LIBOR Portions outstanding on such date which, if prepaid, would require the Company to make a payment under
Section 2.9 hereof, then in that event and to that extent the Company may defer such adjusting refunding Borrowings until the end of the Interest Period applicable to such LIBOR Portions and all LIBOR Loans made and repaid during such deferral period shall be allocated in accordance with each Lender's percentage of the Commitments. The parties hereto understand and acknowledge and agree that the percentage of the New Lender's Commitments in use in the form of LIBOR Portions may, upon the effectiveness of this Amendment, be less than the percentage of the other Lenders' Commitments in use in the form of LIBOR Portions.

5. CONDITIONS PRECEDENT.


     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     5.01. The Company, the Agent and the Lenders shall have executed and delivered this Amendment.

     5.02. The Company shall have executed Notes in favor of each Lender in the forms attached hereto as Exhibits A and B, with each Note to a Lender to be dated as of the date of its issuance and in a face amount equal to the relevant Commitment of such Lender after giving effect to this Amendment.

     5.03. The Company shall have obtained written commitments satisfactory to the Lenders in their sole discretion from third parties committing them to make or evidence that such third parties have previously made at least $15,000,000 in cash equity contributions to the Company.

     5.04. No Default or Event of Default shall have occurred and be continuing as of the date this Amendment would otherwise take effect.

     5.05. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lenders and their counsel; and the Lenders shall have received the favorable written opinion of counsel for the Company in form and substance satisfactory to the Lenders and their counsel.

     5.06. The Company shall have delivered to the Agent a copy of the Company's Articles of Incorporation, as currently in effect, certified by the Secretary or Assistant Secretary of the Company.

     5.07. The Company shall have delivered to the Agent a letter from the Secretary or Assistant Secretary of the Company, in form and substance satisfactory to the Agent and the Lenders, stating the total number of outstanding capital shares of every class of the Company which are issued and outstanding before and after giving effect to the Acquisition of U-Rent.

     Upon the effectiveness of this Amendment, each Lender (other than Bank One Chicago, N.A.) shall promptly return to the Company the Notes issued to that Lender which are being replaced by the Notes contemplated by this Amendment.

6. REPRESENTATIONS.

     In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders that as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that for purposes of this paragraph, (i) the representations contained in Section 6.3 shall be deemed to include this Amendment as and when it refers to Loan Documents and (ii) the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

7. MISCELLANEOUS.

     7.01. The Company acknowledges and agrees that all of the Collateral Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Revolving Credit Loans and Term Loans as modified hereby. The Company further acknowledges and agrees that all references in such Collateral Documents to the Revolving Credit Loans and Term Loans shall be deemed a reference to the Revolving Credit Loans and Term Loans as so modified. The Company further agrees to execute and deliver any and all instruments or documents as may be required by the Agent or Required Lenders to confirm any of the foregoing.

     7.02. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     7.03. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

     7.04. The Company agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Lenders in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Lenders with respect to the foregoing.

     Dated as of October 28, 1996.

                                        RENTX INDUSTRIES, INC.

                                        By /s/ RICHARD M. TYLER
                                           ----------------------------------
                                           Its Pr. Sec.
                                               ------------------------------
     Accepted and agreed to in Chicago, Illinois as of the date and year last above written.

                                        HARRIS TRUST AND SAVINGS BANK

                                        By /s/ B. A. NOLINE
                                           ----------------------------------
                                           Its Vice President
                                               ------------------------------

                                        LASALLE NATIONAL BANK

                                        By /s/ CARROLL
                                           ----------------------------------
                                           Its  Vice President
                                               ------------------------------

                                        BANK ONE, CHICAGO, N.A.

                                        By /s/ ROBERT J. BURGER
                                           ----------------------------------
                                           Its  Vice President
                                               ------------------------------

                                   EXHIBIT A

                             RENTX INDUSTRIES, INC.
                             REVOLVING CREDIT NOTE

                                                             Chicago, Illinois
$_______________                                             ____________, 1996

     On the Revolving Credit Termination Date, for value received, the undersigned, RENTX INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of _______________ (the "Lender"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) _______________________ and no/100 Dollars ($___________),
or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Revolving Credit Loans owing from the Company to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.

     This Note evidences loans constituting part of a "Domestic Rate Portion" and "LIBOR Portions" as such terms are defined in that certain Credit Agreement dated as of May 15, 1996, between the Company, Harris Trust and Savings Bank, individually and as Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement") made and to be made to the Company by the Lender under the Revolving Credit provided for under the Credit Agreement, and the Company hereby promises to pay interest at the office described above on each loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

     Each loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to the Company against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Company agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall, absent manifest error, be prima facie evidence of the unpaid principal balance of this Note, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto.

     This Note is issued by the Company under the terms and provisions of the Credit Agreement and is secured by, among other things, the Collateral Documents, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

     This Note is issued in substitution for and in replacement of that certain Revolving Credit Note of the Company dated May 15, 1996 payable to the order of the Lender in the face principal amount of $______________.*

     The Company hereby promises to pay all reasonable costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Company hereby waives presentment for payment and demand. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                                        RENTX INDUSTRIES, INC.

                                        By
                                           ------------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------




----------------------------
* Delete from Bank One Note.

                                   EXHIBIT B

                             RENTX INDUSTRIES, INC.
                                   TERM NOTE


                                                             Chicago, Illinois
$_______________                                             ____________, 1996

     On the Term Credit Termination Date, for value received, the undersigned, RENTX INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of _______________ (the "Lender"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) _______________________ and no/100 Dollars ($___________), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Term Loans owing from the Company to the Lender under the Term Credit provided for in the Credit Agreement hereinafter mentioned.

     This Note evidences loans constituting part of a "Domestic Rate Portion" and "LIBOR Portions" as such terms are defined in that certain Credit Agreement dated as of May 15, 1996, between the Company, Harris Trust and Savings Bank, individually and as Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement") made and to be made to the Company by the Lender under the Term Credit provided for under the Credit Agreement, and the Company hereby promises to pay interest at the office described above on each loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

     Each loan made under the Term Credit provided for in the Credit Agreement by the Lender to the Company against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Company agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall, absent manifest error, be prima facie evidence of the unpaid principal balance of this Note, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto.

     This Note is issued by the Company under the terms and provisions of the Credit Agreement and is secured by, among other things, the Collateral Documents, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

     This Note is issued in substitution for and in replacement of that certain Revolving Credit Note of the Company dated May 15, 1996 payable to the order of the Lender in the face principal amount of $______________.*

     The Company hereby promises to pay all reasonable costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Company hereby waives presentment for payment and demand. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


                                        RENTX INDUSTRIES, INC.

                                        By
                                           ------------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------




----------------------------
* Delete from Bank One Note.

                             RentX Industries, Inc.
                      Second Amendment To Credit Agreement





Harris Trust and Savings Bank                    Bank One, Chicago, N.A.
Chicago, Illinois                                Evanston, Illinois




LaSalle National Bank
Chicago, Illinois


Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of May 15, 1996 (as amended, the "Credit Agreement") currently in effect by and among, RentX Industries, Inc., a Delaware corporation (the "Company"), and you (the "Lenders"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         The Company hereby applies to the Lenders to amend certain of the financial covenants contained in the Credit Agreement and to make certain other amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

1.       Amendments.

         Upon satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be and hereby is amended (effective as of December 31, 1996) as follows:

         1.01. Section 8.9 of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

                          "Section 8.9.  Leverage Ratio.  The Company shall, as
                 of the last day of each calendar month specified below, maintain its Leverage Ratio as of such date at no greater than
                 (i) 3.75 to 1 as of the last day of each calendar month occurring during the Company's fiscal quarters ending in January, April and July of each year, commencing on January 31, 1997 and (ii) 3.25 to 1 as of the last day of each month occurring during the fiscal quarter of the Company ending in October of each year, commencing on October 31, 1997."

         1.02. Subsection (b) of Section 8.16 of the Credit Agreement shall be amended by inserting the phrase "except in connection with the the Company's acquisition of substantially all of the assets of each of Hays Rental & Sales on February 14, 1997 and Central Virginia, Inc. on March 14, 1997," at the beginning thereof.

         1.03. Section 8.16(c) of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

                 "(c)     after giving effect to such Acquisition, at least the
                 Required Percentage (the term "Required Percentage" as used herein shall mean (i) forty percent (40%) for each Acquisitions occurring from and including May 15, 1996 through and including February 14, 1997 and (ii) thirty-five percent (35%) for each Acquisition occurring thereafter) of the aggregate consideration paid by the Company and its Subsidiaries for such Acquisition and all other Acquisitions closed on and at any time after the date hereof on a cumulative basis (including as such consideration, the assumption by the Company or any Subsidiary of any Indebtedness for Borrowed Money of each Person acquired) will have been funded out of the proceeds of substantially concurrent cash equity contributions to the Company, or to the extent the Required Lenders in their sole discretion agree, the proceeds of Subordinated Debt issued by the Company or any Subsidiary;"

         1.04. Section 8.5(a) of the Credit Agreement is hereby amended by striking the phrase "and in any event within 45 days after the close of each month" appearing therein and substituting therefor the phrase "and in any event
(i) for the month of January, 1997, within 75 days, (ii) for the months February through October, 1997, within 60 days and (iii) for each month thereafter, within 45 days after the close of each such month".

         1.05. Section 8.5(b) of the Credit Agreement is hereby amended by adding the phrase "(except and only for the annual accounting period ending in January, 1997, for which the time period shall be 120 days)" immediately after the phrase "and in any event within 90 days after the close of each annual accounting period of the Company" appearing therein.

         1.06. The second sentence of Section 8.5 of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

                 "Each of the financial statements furnished to the Lenders pursuant to subsection (a) of this Section which are required to be submitted at the end of each fiscal month of the Company shall be accompanied by a written certificate in the form attached hereto as Exhibit C-1 and each of the financial statements furnished to the Lenders pursuant to subsections
                 (a) and (b) of this Section which are required to be submitted at the end of each fiscal quarter or fiscal year of the Company shall be accompanied by a written certificate in the form attached hereto as Exhibit C-2. Each such certificate shall be signed by the President, Executive Vice

                 President or chief financial officer of the Company to the effect that to the best of such officer's knowledge and belief no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Company to remedy the same."

         1.07. Section 2.1(c) of the Credit Agreement is hereby amended by striking the percentage "two and one-half percent (2-1/2%)" appearing in the second and third lines thereof and inserting therefor "the LIBOR Margin".

         1.08. Section 5.1 of the Credit Agreement is hereby amended by adding thereto the following new definition:

                          "LIBOR Margin" shall mean the rate specified for
                 LIBOR Portions below at each Level of the Leverage Ratio specified below:



        Level              Level I                           Level II
     Leverage Ratio     Less than or equal to 3.0 to 1    Greater Than 3.0 to 1
     LIBOR Margin       2.50%                             2.75%

                 Not later than ten (10) Business Days after the deadline for receipt by the Lenders of the financial statements called for by Section 8.5(a) hereof for October of each year (such date which is ten Business Days after such deadline being hereinafter referred to as the "Margin Adjustment Date"), the Agent shall determine the Leverage Ratio as of October 31 of such year and shall promptly notify the Company and the Lenders of such determination and of any change in the LIBOR Margin resulting therefrom. Each such change in the LIBOR Margin shall be effective from (but not including) the related Margin Adjustment Date with respect to all LIBOR Portions outstanding on such date, and such new LIBOR Margin as determined by the Agent in accordance with this Section shall be conclusive and binding on the Company absent manifest error. From the date the Second Amendment to this Agreement becomes effective through and including the first Margin Adjustment Date to occur thereafter, the Applicable Margin shall be that set forth at Level II above. Anything contained herein to the contrary notwithstanding, the LIBOR Margin shall be the highest LIBOR Margin set forth herein during the continuance of: (x) any Event of Default or (y) any Default by the Company in supplying the financial statements required by Section 8.5 hereof by the deadlines expressed in such Section."

         1.09. Section 8.7 of the Credit Agreement is hereby amended by striking the amount "$5,000,000" appearing therein and inserting therefor the amount $10,000,000".

         1.10. Section 8.13(b) of the Credit Agreement is hereby amended by striking the amount "$5,000,000" appearing therein and inserting therefor the amount $10,000,000".

         1.11. The following definitions appearing in Section 5.1 of the Credit Agreement shall each be amended in their entirety and as so amended shall be restated to read as follows:

                 "Adjusted Actual EBITDA" shall mean, with reference to any period (the "measurement period"), the sum (without duplication) of
         (i) the EBITDA of the Company and its Subsidiaries during the entire measurement period on a consolidated basis to the extent attributable to Acquired Stores owned by the Company for the entire measurement period and (ii) in the case of each Acquired Store not owned by the Company during the entire measurement period, the Adjusted Base EBITDA of each such Acquired Store during each full calendar month within such measurement period which commenced and was completed in each case prior to the Company's acquisition of such Acquired Store and (iii) the Corporate Overhead of the Company and its Subsidiaries to the extent deducted in computing the EBITDA amount in clauses (i) or (ii) above.

                 "Adjusted Base EBITDA" shall mean, in each comparison to Adjusted Actual EBITDA for any measurement period (as "measurement period" is defined with respect to such Adjusted Actual EBITDA), the EBITDA of each Acquired Store which the Company owned as of the close of such measurement period, but occurring in the twelve full calendar months most recently completed prior to the Company's acquisition of such Acquired Store.

                 "Term Credit Earnings Limit" shall mean as of any time, the product of (x) Pro forma Adjusted Cash Flow for the twelve most recently completed calendar months and (y) an amount equal to (i) 3.75 during the Company's fiscal quarters ending in January, April and July of each year and (ii) 3.25 during the Company's fiscal quarters ending in October of each year.

         1.12. The following new definitions are inserted in Section 5.1 of the Credit Agreement in the appropriate alphabetical locations:

                 "Excess Cash" means as of any time the same is to be determined, (i) during the period from December 1, 1996 through January 31, 1997, the aggregate amount of cash on hand of the Company and its Subsidiaries as determined on a consolidated basis in accordance with GAAP and (ii) at all other times, the amount (if any) of which (a) the aggregate amount of cash on hand of the Company and its Subsidiaries as determined on a consolidated basis in accordance with GAAP exceeds (b) $250,000.

                 "Level I" means with respect to any Margin Adjustment Date, the Company's Leverage Ratio as of the October 31 date most recently preceding such Margin Adjustment Date, is less than or equal to 3.0 to 1.

                 "Level II" means with respect to any Margin Adjustment Date, the Company's Leverage Ratio as of the October 31 date most recently preceding such Margin Adjustment Date, is greater than 3.0 to 1.

                 "Leverage Ratio" means as of any time the same is to be determined, the ratio of (x) the amount (if any) by which (i) Senior Funded Debt on such date exceeds (ii) Excess Cash on such date to (y) Pro forma Adjusted Cash Flow for the twelve calendar months then ended.

         1.13. Exhibit C to the Credit Agreement shall be amended in its entirety and as so amended is restated to read as set forth on Schedule I hereto.

2.       Conditions Precedent.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         2.01. The Company, the Agent and the Lenders shall have executed and delivered this Amendment.

         2.02. No Default or Event of Default shall have occurred and be continuing as of the date this Amendment would otherwise take effect.

         2.03. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lenders and their counsel; and the Lenders shall have received the favorable written opinion of counsel for the Company in form and substance satisfactory to the Lenders and their counsel.

         2.04. The Company shall have delivered to the Agent a Certificate of the Secretary or Assistant Secretary of the Company containing resolutions of the Company's Board of Directors authorizing the execution and delivery of this amendment and certifying that there has been no amendment to the Company's Certificate of Incorporation since May 29, 1996, other than the Amendments to the Company's Certificate of Incorporation filed on December 18, 1996 and January 30, 1997, respectively, with the Delaware Secretary of State, copies of which are attached to such Certificate of the Secretary.

         2.05. The Agent shall have received an amendment fee from the Company in an aggregate amount equal to $30,000, payable to each Lender in an amount equal to $10,000.

         Upon the satisfaction of all of the foregoing conditions precedent, this Amendment shall take effect as of December 31, 1996.

3.       Representations.

         In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders that as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that for purposes of this paragraph, (i) the representations contained in Section 6.3 shall be deemed to include this Amendment as and when it refers to Loan Documents and (ii) the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

4.       Miscellaneous.

         4.01. The Company acknowledges and agrees that all of the Collateral Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Revolving Credit Loans and Term Loans as modified hereby. The Company further acknowledges and agrees that all references in such Collateral Documents to the Revolving Credit Loans and Term Loans shall be deemed a reference to the Revolving Credit Loans and Term Loans as so modified. The Company further agrees to execute and deliver any and all instruments or documents as may be required by the Agent or Required Lenders to confirm any of the foregoing.

         4.02. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         4.03. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

         4.04. The Company agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Lenders in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Lenders with respect to the foregoing.

         Dated as of April 16, 1997, but effective as of December 31, 1996



                                       RENTX INDUSTRIES, INC.

                                       By /s/ JEFFREY N. MACDOWELL
                                          --------------------------------------
                                              Jeffrey N. Macdowell
                                             Its Vice President
                                                  ------------------------------

         Accepted and agreed to in Chicago, Illinois as of the date and year last above written.



                                       HARRIS TRUST AND SAVINGS BANK

                                       By /s/ [ILLEGIBLE]
                                          --------------------------------------
                                             Its Vice President
                                                  ------------------------------

                                       LASALLE NATIONAL BANK

                                       By /s/ [ILLEGIBLE]
                                          --------------------------------------
                                             Its Vice President
                                                  ------------------------------



                                       BANK ONE, CHICAGO, N.A.

                                       By /s/ [ILLEGIBLE]
                                          --------------------------------------
                                             Its Vice President
                                                  ------------------------------

                             RENTX INDUSTRIES, INC.
                      THIRD AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank                  Bank One, Illinois, N.A.
Chicago, Illinois                                (formerly known as Bank One,
LaSalle National Bank                            Chicago, N.A.)
Chicago, Illinois                                Chicago, Illinois

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of May 15, 1996 (the "Credit Agreement"), as amended and currently in effect by and among, RentX Industries, Inc., a Delaware corporation (the "Company"), and you (the "Lenders"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         The Company hereby applies to the Lenders to increase the amount of the Revolving Credit Commitments, to increase the amount of the Term Loan Commitments, to amend certain of the financial covenants contained therein, and to make certain other amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

1.       INCREASE OF COMMITMENT AMOUNTS.

         The amount of Harris Trust and Savings Bank's Commitment set forth opposite its name on its signature page to the Credit Agreement shall be amended and as so amended shall be restated as follows:

                                   AMOUNT OF REVOLVING     AMOUNT OF TERM
         LENDER                    CREDIT COMMITMENT       CREDIT COMMITMENT

Harris Trust and Savings Bank         $2,763,265.29         $19,342,857.00

2.       AMENDMENTS.

         2.1 Section 3.4(b) of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

                 "(b) Mandatory. The Revolving Credit Commitments of the Lenders shall be concurrently and ratably reduced, dollar for dollar, by the aggregate cumulative principal amount of Term Loans made by the Lenders, taken together, on and after May 15, 1996 (whether or not subsequently repaid) in excess of $33,722,448.85.

         2.2 Section 8.8 of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

                          "Section 8.8. Store Leases. The Company shall not,
                 and shall not permit any Subsidiary to, acquire the use of or possession of any real property to be used as a retail rental store location under any lease or similar arrangement which has a term (excluding renewal terms exercisable at the discretion of the lessee) that is over seven calendar years in length; provided, however, that the foregoing shall not restrict nor operate to prevent the Company from entering into leases or similar arrangements for such real property each with a term (excluding renewal terms exercisable at the discretion of the lessee) not exceeding 15 calendar years in length if, after giving effect thereto, the aggregate amount of fixed rentals and other consideration payable by the Company and its Subsidiaries during any calendar year by the Company and its Subsidiaries under all such leases and similar arrangements with terms (excluding such renewal terms) in excess of seven calendar years would not exceed 15% of the aggregate amount of fixed rentals and other consideration payable by the Company under all such leases and similar arrangements of whatever term."

         2.3 Section 8.13 of the Credit Agreement is hereby amended (i) by deleting the word "and" appearing at the end of Subsection (c) thereof, (ii) by deleting the period appearing at Subsection (d) thereof and substituting therefor "; and" and (iii) adding thereto a new Subsection (e) which reads as follows:

                          "(e) the Investor Subordinated Debt if and so long as
                 the same constitutes Subordinated Debt."

         2.4 Section 1.3(b) of the Credit Agreement is hereby amended in its entirety and as so amended as restated to read as follows:

                 "(b) Use of Proceeds. After the effective date of the Third Amendment to this Agreement the Company shall use the proceeds of the Term Loan solely for Permitted Acquisitions and the purchase of rental inventory for use by the Company or any of its Subsidiaries in the ordinary course of business and the payment of out-of-pocket costs of opening Start-Up Stores, incurred by the Company and its Subsidiaries in the ordinary course of business. After the effective date of the Third Amendment to this Agreement, no borrowing of Term Loans used to finance a Permitted Acquisition shall be permitted if after giving effect thereto, the aggregate principal amount of Term Loans made on a cumulative basis on and after the effective date of the Third Amendment to this Agreement to fund Permitted Acquisitions would exceed 65% of the aggregate cost to the Company and its Subsidiaries, including closing costs, on a cumulative basis of all the Permitted Acquisitions closed on at any time after the date hereof. After the effective date of the Third Amendment to this Agreement, no borrowing of Term Loans to purchase such rental inventory or pay such costs of opening Start-Up Stores shall be permitted if after giving effect thereto, the aggregate principal amount of all Term Loans used to purchase such rental inventory or pay such costs would exceed 65% of the aggregate amount expended by the Company and its Subsidiaries, on a cumulative basis on and at any time after the date hereof, to purchase such rental inventory or pay such costs of opening Start-Up Stores."

         2.5 Section 3.3(b) of the Credit Agreements is hereby amended in its entirety and as so amended as restated to read as follows:

                 "(b) Term Credit Earnings Limit. The Company covenants and agrees that if at any time the sum of the then unpaid principal balance of the Term Loans shall be in excess of the sum of (i) the Term Credit Earnings Limit as then determined and computed and (ii) the Term Start-Up Advance Limit as then determined and computed, the Company shall, within 2 Business Days after demand from the Agent, pay over the amount of such excess to the Agent for the ratable account of the Lenders as and for a mandatory prepayment on such Obligations until payment in full thereof."

         2.6 Section 5.1 of the Credit Agreement is hereby amended by adding thereto the following new definitions in their appropriate alphabetical locations:

                 "'Investor Subordinated Debt' means the Subordinated Debt which may be issued by the Company following the effective date of the Third Amendment to this Agreement on the terms or substantially the terms contained in that certain term sheet dated as of July 31, 1997 which has previously been forwarded to the Lenders in an aggregate principal amount not exceeding $3,000,000.

                 'Term Start-Up Advance Limit' shall mean as of any time, 65% of the aggregate amount expended by the Company and its Subsidiaries on a cumulative basis after the effective date of the Third Amendment to this Agreement to purchase rental inventory and equipment for Acquired and Start-Up Stores (for such purposes, the amount expended to mean the hard invoice cost of such inventory and equipment and the delivery cost thereof and to exclude the amount expended to acquire rental inventory and equipment as part of a Permitted Acquisition)."

         2.7 The first sentence of Section 1.3(a) of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

                 "Subject to the terms and conditions hereof, each Lender severally agrees to make loans (individually a "Term Loan" and collectively the "Term Loans") to the Company in a cumulative amount not exceeding such Lender's commitment set forth opposite such Lender's signature hereto under the heading "Term Loan Commitment" or as otherwise provided in Section
                 11.10 hereof, as such amount may be reduced pursuant hereto; provided, however, that (i) the aggregate amount of Term Loans outstanding at any one time shall not exceed the sum of (x) the Term Credit Earnings Limit as then determined and computed, plus (y) the Term Start-Up Advance Limit as then determined and computed and (ii) the aggregate cumulative amount of Term Loans made on and after May 15, 1996 shall at no time exceed the excess of the Term Loan Commitments over the principal amount of Revolving Credit Loans then outstanding."

         2.8 Section 7.1(d) of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

                          (d) in the case of the extension of each Term Loan, after giving effect to such Loan and any Permitted Acquisition or purchase of rental inventory or payment of costs of opening of a Start-Up Store, as the case may be, to be financed thereby, (i) the aggregate cumulative principal amount of all Term Loans made on and after May 15, 1996 shall not exceed the Term Credit Commitments less the principal amount of Revolving Credit Loans then outstanding and (ii) the aggregate principal amount of Term Loans then outstanding at such time shall not exceed the sum of (x) the Term Credit Earnings Limit as then determined and computed on a pro forma basis after giving effect to any Permitted Acquisition financed thereby, if appropriate, plus (y) the Term Start-Up Advance Limit as then determined and computed on a pro forma basis after giving effect to any purchase of rental inventory or equipment financed thereby, as appropriate;"

         2.9 The following definitions appearing in Section 5.1 of the Credit Agreement shall each be amended in their entirety and as so amended shall be restated to read as follows:

                 "'Maximum Available Credit' shall mean $39,342,857 as such amount may be reduced pursuant to Section 3.4 hereof.

                 'Revolver Store Advance Limit' shall mean as of any time, the sum of (i) 70% of the then unpaid amount of the Company's Eligible Accounts and (ii) 65% of the aggregate amount expended by the Company and its Subsidiaries during the twelve most recently completed calendar months to purchase rental inventory and equipment for Acquired and Start-Up Stores (for such purposes, the amount expended to mean the hard invoiced cost of such inventory and equipment and the delivery cost thereof and to exclude the amount expended to acquire rental inventory and equipment as part of a Permitted Acquisition).

                 'Term Credit Earnings Limit' shall mean as of any time, the product of (x) Pro forma Adjusted Cash Flow for the twelve most recently completed calendar months and (y) an amount equal to (i) 4.40 during the Company's fiscal quarters ending July 31, 1997 and October 31, 1997 and (ii) thereafter (commencing with the Company's fiscal quarter ending on January 31, 1998) (a) 3.75 during each of the Company's fiscal quarters ending January 31, 1998 and April 30, 1998, and (b) 3.00 during each of the Company's fiscal quarters ending thereafter (commencing with the Company's fiscal quarter ending on July 31, 1998)."

         2.10 Section 8.9 of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

                 "Section 8.9. Leverage Ratio. The Company shall, as of the last day of each fiscal quarter of the Company specified below, maintain its Leverage Ratio as of such date at no greater than (i)
         4.40 to 1 as of the last day of each of the Company's fiscal quarters ending on July 31, 1997 and October 31, 1997 and (ii) thereafter (commencing with the Company's fiscal quarter ending on January 31, 1998) (a) 3.75 to 1 as of the last day of each of the Company's fiscal quarters ending on January 31, 1998 and April 30, 1998 of each year and (b) 3.00 to 1 as of the last day of each fiscal quarter of the Company ending thereafter (commencing with the Company's fiscal quarter ending on July 31, 1998)."

         2.11 Section 8.11 of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

                 "Section 8.11.   Overhead to Revenue Ratio. The Company shall,
         as of the last day of each July, October, January and April of each calendar year (commencing with the calendar month ending July 31, 1997), maintain the ratio (the "Overhead Ratio") of (x) the aggregate amount expended by the Company and its Subsidiaries for Corporate Overhead during the twelve calendar months then ended to (y) Pro forma

         Adjusted Revenues for the same period of twelve calendar months in an amount not greater than 0.0525 to 1."

         2.12 The introductory clause of Section 8.16 of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

                 "Section 8.16. Acquisitions. The Company will not, nor will it permit any Subsidiary to, make or commit to make any Acquisition; provided, however, that the Company may make one or more Acquisitions of a retail rental business (and Acquisitions of the capital stock of any corporation, or the equity interests in any partnership or other firm, in each case engaged primarily in the retail rental business) if:"

         2.13 Section 3.1(d) is hereby amended in its entirety and as so amended is restated to read as follows:

                 "(d) Closing Fee. The Company paid to the Agent as of the date hereof a closing fee of $75,000 for the account of the following Lenders in the following amounts: $45,000 to Harris Trust and Savings Bank ("Harris"); and $30,000 to LaSalle National Bank ("LaSalle"). On the date the First Amendment to this Agreement became effective, the Company paid an additional closing fee of $100,000 to the Agent for the account of the following Lenders in the following amounts:
         $30,000 to Harris; $20,000 to LaSalle; and $50,000 to Bank One, Chicago, N.A. ("Bank One"). On or before the earlier of (x) the maturity of the Revolving Credit Notes (whether by lapse of time, acceleration or otherwise) or (y) an initial public offering of debt or equity securities issued by the Company or any Subsidiary, the Company shall pay an additional closing fee equal to $175,000 to the Agent for the account of the Lenders in the following amounts: $75,000 to Harris; $50,000 to LaSalle; and $50,000 to Bank One. Such aforesaid closing fees were deemed fully earned and nonrefundable upon the Lenders' acceptance of the First Amendment to this Agreement. On the date the Third Amendment to this Agreement becomes effective, the Company shall pay an additional closing fee of $21,714.29 to the Agent for the account of Harris. On or before the earlier of (x) the maturity of the Revolving Credit Notes (whether by lapse of time, acceleration or otherwise) or (y) an initial public offering of debt or equity securities issued by the Company or any Subsidiary, the Company shall pay an additional closing fee equal to $21,714.29 to the Agent for the account of Harris. The additional closing fee due by virtue of the immediately preceding sentence shall be deemed fully earned and nonrefundable upon the Lenders' acceptance of the Third Amendment to this Agreement."

         2.14 Section 8. 16(c) of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

                 "(c) after giving effect to such Acquisition, at least the Required Percentage (the term "Required Percentage" as used herein shall mean (i) forty percent (40%) for each Acquisitions occurring from and including May 15, 1996 through and including February 14, 1997 and (ii) thirty-five percent (35%) for each Acquisition occurring thereafter) of the aggregate consideration paid by the Company and its Subsidiaries for such Acquisition and all other Acquisitions closed on and at any time after the date hereof on a cumulative basis (including as such consideration, the assumption by the Company or any Subsidiary of any Indebtedness for Borrowed Money of each Person acquired) will have been funded out of the proceeds of cash equity contributions to the Company or proceeds from the Investor Subordinated Debt, or to the extent the Required Lenders in their sole discretion agree, the proceeds of other Subordinated Debt issued by the Company or any Subsidiary;"

         2.15 Section 8.5(b) of the Credit Agreement is hereby amended by adding the phrase "(except and only for the annual accounting period ending in January, 1997, for which the time period shall be 220 days)" immediately after the phrase "and in any event within 90 days after the close of each annual accounting period of the Company" appearing therein.

         2.16 Section 4.1 of the Credit Agreement is hereby amended by adding the following proviso immediately preceding the period appearing at the end of such Section:

                 "; provided, however, that clause (b) above shall be of no force or effect after the closing of any initial public offering by the Company of its equity securities so long as the cash proceeds received by the Company from such initial public offering are an amount greater than or equal to $20,000,000 (net of (x) the aggregate amount expended by the Company and its Subsidiaries directly out of the proceeds of such offering for the redemption or other repurchase of their capital stock and (y) reasonable fees, commissions and underwriting discounts directly incurred and payable by the Company or any Subsidiary as a result of such initial public offering)"

         2.17 Section 9.1(e) of the Credit Agreement is hereby amended by inserting the phrase ", prior to the closing of any initial public offering by the Company of its equity securities from which the cash proceeds received by the Company from such initial public offering are an amount greater than or equal to $20,000,000 (net of (x) the aggregate amount expended by the Company and its Subsidiaries directly out of the proceeds of such offering for the redemption or other repurchase of their capital stock and (y) reasonable fees, commissions and underwriting discounts directly incurred and payable by the Company or any Subsidiary as a result of such initial public offering)," after the word "or" and before the word "the" appearing in the eighth line thereof.

         2.18 Section 9.1(m) of the Credit Agreement is hereby amended by inserting the phrase "prior to the closing of any initial public offering by the Company of its equity securities from which the cash proceeds received by the Company from such initial public offering are in an amount greater than or equal to $20,000,000 (net of (x) the aggregate amount expended by the Company and its Subsidiaries directly out of the proceeds of such offering for the redemption or other repurchase of their capital stock and (y) reasonable fees, commissions and underwriting discounts directly incurred and payable by the Company or any Subsidiary as a result of such initial public offering)," at the beginning thereof.

         2.19  The definition of "BACE Management Agreement" appearing in
Section 5.1 of the Credit Agreement is hereby amended by adding the phrase ", as amended by the First Amendment to Consulting Agreement dated as of August 1, 1997 by and between BACE Industries and the Company" immediately preceding the period appearing at the end of such Section.

         2.20. Section 8.1 of the Credit Agreement is amended by striking the phrase "to effect a Permitted Acquisition" appearing in the sixth and seventh lines thereof.

         2.21 Sections 8.5(a), (b) and (e) of the Credit Agreement are hereby amended by striking the phrase "and consolidating" wherever it appears therein.

         2.22 Section 8.17 of the Credit Agreement is hereby amended by striking the phrase "to effect a Permitted Acquisition" appearing in the eighth line thereof.

         2.23 Section 9.1(k) of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

                 "(k) dissolution or termination of the existence of the Company or any Subsidiary (except for the merger or liquidation of a Subsidiary into the Company permitted by
                 Section 8.1 hereof); or"

         2.24 Section 8.7 of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

                 "Section 8.7. Rental Inventory Leases. The Company shall not, nor shall it permit any Subsidiary to, acquire the use or possession of any Property under a lease or similar arrangement, whether or not the Company or any Subsidiary has the express or implied right to acquire title to or purchase such Property, at any time if, after giving effect thereto, the aggregate value of such Property so acquired (excluding real property used for retail rental store locations and the Company's offices and rental equipment to the extent held under consignment, split rental or similar arrangements) would, when taken together with the amount then outstanding on the purchase money indebtedness and Capitalized Lease Obligations in each case permitted by Section 8.13(b) hereof, at any time aggregate more than $10,000,000."

         2.25 Section 11.11 of the Credit Agreement is hereby amended by striking the second sentence appearing therein and inserting therefor the following:

                 "Notices hereunder to the Company shall be addressed to:

                 6000 East Evans, Suite 2-300
                 Denver, Colorado 80222
                 Attention:   Chief Financial Officer
                 Telephone: (303) 512-2000
                 Telecopy:  (303) 692-0188

                 With a copy to:

                 BACE Industries, L.L.C.
                 1522 Blake Street
                 Denver, Colorado 80202
                 Attention:    Craig Zoellner
                 Telephone:  (303) 620-9090
                 Telecopy:  (303) 620-9016

                 With a copy to:

                 Jeff MacDowell
                 BACE Industries LLC
                 7401 Vineyard Trail
                 Garland, Texas 75044-2144
                 Telephone:  (972) 414-6767
                 Telecopy:    (972) 414-6868

                 With a copy to (in case of notices of default):

                 Kurt A. Kaufmann
                 Sherman and Howard, LLC
                 633 17th Street
                 Suite 3000
                 Denver, Colorado 80202
                 Telephone: (303) 297-2900
                 Telecopy:  (303) 298-0940

         2.26 Schedule 8.14 to the Credit Agreement by adding the following to such Schedule in the appropriate columns thereof:

         SECURED PARTY                                              COLLATERAL
         General Electric Capital Corporation               Specific equipment purchased through
         ("GECC")                                             the use of GECC financing

         Colorado Business Leasing, Inc. ("CBL")            Specific equipment purchased through
                                                              the use of CBL financing

         Issuers of Subordinated Debt contemplated          All assets of the Company (junior to the Banks
           by Section 8.13(e)                                 and the equipment lenders)


         2.27 Section 8.20 of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

                          "Section 8.20.   Subordinated Debt.  (a) The Company
                 will not, and will not permit any Subsidiary to, amend or modify the terms and conditions applicable to any Subordinated Debt, except that the Company may agree to a decrease in the interest rate or premium applicable thereto or to a deferral of repayment of any of principal of or interest or premium on any Subordinated Debt beyond the due date applicable thereto as of the date such indebtedness is initially approved by the Required Lenders. The Company will not, and will not permit any Subsidiary to, make any payment of principal, interest or premium, if any, on or in respect of any Subordinated Debt or otherwise acquire, prepay or retire any such Subordinated Debt prior to the maturities thereof or prior to any other times required for payment thereof as are in force and effect as of the date such indebtedness is initially approved by the Required Lenders.

                          (b) Notwithstanding anything contained herein to the contrary, the Company may: (i) issue the Investor Subordinated Debt; (ii) pay interest as the same becomes due and payable on the Investor Subordinated Debt in the form and only in the form of Series C Preferred Stock of the Company;
                 (iii) permit the conversion of the Investor Subordinated Debt into Series C Preferred Stock of the Company on the basis of one (1) share of Series C Preferred Stock of the Company for each $1,000 of the then outstanding principal amount of the Investor Subordinated Debt and (iv) in the event and only in the event that the Company consummates its proposed initial public offering of equity securities and the cash proceeds received by the Company from such initial public offering are an amount greater than or equal to $20,000,000 (net of (x) the aggregate amount expended by the Company and its Subsidiaries for the redemption or other repurchase of their capital stock and (y) reasonable fees, commissions and underwriting discounts directly incurred and payable by the Company or any Subsidiary as a result of such initial public offering), use a portion of the cash proceeds thereof to repay the then outstanding principal amount of the Investor Subordinated Debt."


3.       NEW SUBORDINATED DEBT.

         3.1 The Company has informed the Lenders pursuant to that certain term sheet dated as of July 31, 1997 (the "term sheet") that the Company is contemplating the issuance of Subordinated Debt following the effective date of this Amendment in an aggregate principal amount not to exceed $3,000,000 (the "Investor Subordinated Debt"). The Company has requested that the Lenders waive compliance with certain Sections of the Credit Agreement in order to permit the Company to issue the Investor Subordinated Debt. Section 6.12 of the Credit Agreement requires the Company to represent that none of the contracts or agreements between the Company and any of its Affiliates contain terms and conditions which are less favorable to the Company than would be usual and customary in similar contracts or agreements between non- affiliated Persons. The Company has requested that the Lenders waive compliance with Section 6.12 of the Credit Agreement to the extent that the Investor Subordinated Debt represents a contract or agreement which is prohibited thereby. In addition,
Section 8.23 of the Credit Agreement prohibits the Company from entering into any contract, agreement or business arrangement with any Affiliate on terms or conditions which are less favorable to the Company than would be usual and customary in similar contracts, agreements or business arrangements between non-affiliated Persons. The Company has requested that the Lenders waive compliance with Section 8.23 to the extent that the issuance of the Investor Subordinated Debt would constitute a contract, agreement or business arrangement with an Affiliate which is prohibited thereby. Accordingly, provided the Investor Subordinated Debt is issued substantially upon the terms set forth in the term sheet, the Lenders hereby waive compliance with Sections
6.12 and 8.23 of the Credit Agreement to the extent and only to the extent that the issuance of Investor Subordinated Debt would otherwise be prohibited thereby. Except as indicated herein, the Company must comply with all of the terms and conditions of the Credit Agreement as currently in effect as amended by this amendment.

4.       REPLACEMENT OF NOTES.

         4.1 New Revolving Credit Notes. In replacement for the outstanding Revolving Credit Note dated October 28, 1996 payable to the order of Harris Trust and Savings Bank ("Harris") in the aggregate face principal amount of $2,142,857.14 (the "Existing Revolving Credit Note") now outstanding for Revolving Loans made by Harris to the Company pursuant to the Credit Agreement and the other changes made hereby, the Company shall execute and deliver to Harris a new revolving credit note in the amount of Harris' Revolving Credit Commitment and otherwise in the form (with appropriate insertions) annexed hereto as Exhibit A (the "New Revolving Credit Note") which shall substitute for the Existing Revolving Credit Note issued to Harris and shall evidence all Revolving Loans now or hereafter outstanding from Harris under the Revolving Credit. All references in the Credit Agreement or in any other instrument or document referring to the Existing Revolving Credit Note shall be deemed references to the New Revolving Credit Note.

         4.2 New Term Credit Notes. In replacement for the Term Credit Note dated October 28, 1996 payable to the order of Harris in the original principal amount of $15,000,000 (the "Existing Term Credit Note") now outstanding for Term Loans by Harris to the Company pursuant to the Credit Agreement and the other changes made hereby, the Company shall execute and deliver to Harris a new term credit note in the amount of Harris' Term Credit Commitment in the form (with appropriate insertions) annexed hereto as Exhibit B (the "New Term Credit Note") which shall substitute for the Existing Term Credit Note issued to Harris and shall evidence all Term Loans now or hereafter outstanding from Harris under the Term Credit. All references in the Credit Agreement or in any other instrument or document referring to the Existing Term Credit Notes shall be deemed references to the New Term Credit Notes.

5.       INITIAL PUBLIC OFFERING - WAIVERS.

         The Company has informed the Lenders that it is currently preparing to make an initial public offering of its equity securities (the "IPO"). The Company has requested that the Lenders waive compliance with certain Sections of the Credit Agreement in order to permit the Company to consummate the IPO. The Lenders have informed the Company that the Company plans to convert, upon the consummation of the IPO, the then issued and outstanding classes of its preferred stock into common capital stock of the Company without any consideration from the Company or any Subsidiary other than the Company's issuance to its preferred stockholders of the common capital stock into which their preferred stock shall be converted. Section 8.19 of the Credit Agreement prohibits among other things the direct or indirect purchase, redemption, other acquisition or retirement by the Company of any of its capital stock. The Company has requested that the Lenders waive compliance with Section 8.19 of the Credit Agreement to the extent and only to the extent that the provisions thereof would otherwise prohibit such conversion of its issued and outstanding classes of preferred stock into common capital stock of the Company. Accordingly, the Lenders hereby waive compliance with Section 8.19 of the Credit Agreement to the extent and only to the extent required to permit the Company's conversion of its issued and outstanding classes of preferred stock into common capital stock of the Company. Except as indicated herein, the Company must comply with all of the terms and conditions of the Credit Agreement as currently in effect as amended by this Amendment.

6.       BACE MANAGEMENT AGREEMENT.

         The Company has informed the Lenders that it has modified the terms of the BACE Management Agreement relating to among other things the compensation payable to BACE and/or an Affiliate of BACE pursuant to the First Amendment to Consulting Agreement dated as of

August 1, 1997 (the "Management Amendment"). Section 8.27 of the Credit Agreement prohibits the amendment or modification by the Company or any Subsidiary of any provision of the BACE Management Agreement relating to the compensation payable to BACE and any of its Affiliates. The Company has requested that the Lenders waive compliance with Section 8.27 of the Credit Agreement to the extent and only to the extent that the provisions thereof would otherwise prohibit the Company's execution and delivery of the Management Amendment. Accordingly, the Lenders hereby waive compliance with Section 8.27 of the Credit Agreement to the extent and only to the extent required to permit the Company's execution and delivery of the Management Amendment. Except as indicated herein, the Company must comply with all of the terms and conditions of the Credit Agreement as currently in effect as amended by this Amendment.


7.       CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         7.1 The Company, Newmanco, Inc., a New Mexico corporation ("Newmanco"), Titus Rental Service, a Michigan corporation ("Titus") the Agent and the Lenders shall have executed and delivered this Amendment.

         7.2 The Company shall have executed Notes in favor of each Lender in the forms attached hereto as Exhibits A and B, with each Note to a Lender to be dated as of the date of its issuance and in a face amount equal to the relevant Commitment of such Lender after giving effect to this Amendment.

         7.3 No Default or Event of Default shall have occurred and be continuing as of the date this Amendment would otherwise take effect.

         7.4 Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lenders and their counsel; and the Lenders shall have received the favorable written opinion of counsel for the Company in form and substance satisfactory to the Lenders and their counsel.

         7.5 The Company shall have delivered to the Agent a copy of the Company's Articles of Incorporation, as currently in effect, certified by the Secretary or Assistant Secretary of the Company.

         7.6 The Agent shall have received for the account of the Lenders the closing fees required to be paid by the Company under Section 3.1(d) of the Credit Agreement as amended hereby.

         Upon the effectiveness of this Amendment, each Lender shall promptly return to the Company the Notes issued to that Lender which are being replaced by the Notes contemplated by this Amendment.

8.       REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders that as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that for purposes of this paragraph, (i) the representations contained in Section 6.3 shall be deemed to include this Amendment as and when it refers to Loan Documents and (ii) the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

9.       MISCELLANEOUS.

         9.1 Each of the Company, Newmanco and Titus acknowledges and agrees that all of the Collateral Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Revolving Credit Loans and Term Loans as modified hereby. Each of the Company, Newmanco and Titus further acknowledges and agrees that all references in such Collateral Documents to the Revolving Credit Loans and Term Loans shall be deemed a reference to the Revolving Credit Loans and Term Loans as so modified. Each of the Company, Newmanco and Titus further agrees to execute and deliver any and all instruments or documents as may be required by the Agent or Required Lenders to confirm any of the foregoing.

         9.2 Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         9.3 This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

         9.4 The Company agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Lenders in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Lenders with respect to the foregoing.


Dated as of August 25, 1997.

                                        RENTX INDUSTRIES, INC.

                                        By   /s/ Thomas D. Nugent
                                             ----------------------------------
                                        Its  Executive Vice President
                                             ----------------------------------


                                        NEWMANCO, INC.

                                        By   /s/ Thomas D. Nugent
                                             ----------------------------------
                                        Its  Executive Vice President
                                             ----------------------------------


                                        TITUS RENTAL SERVICE COMPANIES, INC.

                                        By   /s/ Thomas D. Nugent
                                             ----------------------------------
                                        Its  Executive Vice President
                                             ----------------------------------

         Accepted and agreed to in Chicago, Illinois as of the date and year last above written.


                                        HARRIS TRUST AND SAVINGS BANK

                                        By   /s/ ILLEGIBLE
                                             ----------------------------------
                                        Its Vice President


                                        LASALLE NATIONAL BANK

                                        By   /s/ ILLEGIBLE
                                             ----------------------------------
                                        Its Vice President

                                        BANK ONE, ILLINOIS, N.A. (formerly
                                        known as Bank One, Chicago, N.A.)

                                        By   /s/ Stanton H. Barnett
                                             ----------------------------------
                                        Its  Regional Vice President
                                             ----------------------------------

                                   EXHIBIT A


                             RENTX INDUSTRIES, INC.
                             REVOLVING CREDIT NOTE

                                                               Chicago, Illinois
$2,763,265.29                                                 August _____, 1997

         On the Revolving Credit Termination Date, for value received, the undersigned, RENTX INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of Harris Trust and Savings Bank (the "Lender"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) Two Million Seven Hundred Sixty Three Thousand Two Hundred Sixty Five and 29/100 Dollars ($2,763,265.29), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Revolving Credit Loans owing from the Company to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.

         This Note evidences loans constituting part of a "Domestic Rate Portion" and "LIBOR Portions" as such terms are defined in that certain Credit Agreement dated as of May 15, 1996, between the Company, Harris Trust and Savings Bank, individually and as Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement") made and to be made to the Company by the Lender under the Revolving Credit provided for under the Credit Agreement, and the Company hereby promises to pay interest at the office described above on each loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

         Each loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to the Company against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Company agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall, absent manifest error, be prima facie evidence of the unpaid principal balance of this Note, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto.

         This Note is issued by the Company under the terms and provisions of the Credit Agreement and is secured by, among other things, the Collateral Documents, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

         This Note is issued in substitution for and in replacement of that certain Revolving Credit Note of the Company dated October 28, 1996 payable to the order of the Lender in the face principal amount of $2,142,857.14.

         The Company hereby promises to pay all reasonable costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Company hereby waives presentment for payment and demand. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


                                        RENTX INDUSTRIES, INC.


                                        By
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                               --------------------------------

                                   EXHIBIT B

                             RENTX INDUSTRIES, INC.
                                   TERM NOTE

                                                               Chicago, Illinois
$19,342,857                                                      August___, 1997

         On the Term Credit Termination Date, for value received, the undersigned, RENTX INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of Harris Trust and Savings Bank (the "Lender"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) Nineteen Million Three Hundred Forty-two Thousand Eight Hundred Fifty-Seven and no/100 Dollars ($19,342,857), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Term Loans owing from the Company to the Lender under the Term Credit provided for in the Credit Agreement hereinafter mentioned.

         This Note evidences loans constituting part of a "Domestic Rate Portion" and "LIBOR Portions" as such terms are defined in that certain Credit Agreement dated as of May 15, 1996, between the Company, Harris Trust and Savings Bank, individually and as Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement") made and to be made to the Company by the Lender under the Term Credit provided for under the Credit Agreement, and the Company hereby promises to pay interest at the office described above on each loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

         Each loan made under the Term Credit provided for in the Credit Agreement by the Lender to the Company against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Company agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall, absent manifest error, be prima facie evidence of the unpaid principal balance of this Note, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any LIBOR Portion, the interest rate and Interest Period applicable thereto.

         This Note is issued by the Company under the terms and provisions of the Credit Agreement and is secured by, among other things, the Collateral Documents, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

         This Note is issued in substitution for and in replacement of that certain Revolving Credit Note of the Company dated October 28, 1996 payable to the order of the Lender in the face principal amount of $15,000,000.

         The Company hereby promises to pay all reasonable costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Company hereby waives presentment for payment and demand. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


                                        RENTX INDUSTRIES, INC.



                                        By
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                               --------------------------------





                                     - 2 -